UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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VIVEVE MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Viveve Medical, Inc.

345 Inverness Drive South

Building B, Suite 250

Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held August 15, 2017

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Viveve Medical, Inc. (“Viveve”, the “Company”, “we”, “us”, “our”) on August 15, 2017, which will be held at our Colorado headquarters located at 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado, 80112 at 8:00 a.m., local time (the “Annual Meeting”). Enclosed with this letter are your Notice of Annual Meeting of Stockholders, proxy statement and proxy voting card.  The proxy statement included with this notice discusses each of the proposals to be considered at the Annual Meeting. We have included with these materials our Annual Report on Form 10-K for the year ended December 31, 2016.

At this year’s meeting, you will be asked to: (1) elect six directors to serve until our next annual meeting or until the election and qualification of their successors; (2) ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; (3) approve, on an advisory basis, the compensation of our named executive officers; (4) participate in an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; (5) approve the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company to (i) authorize the Board of Directors exclusively to fill any vacancies occurring in the Board; (ii) eliminate the ability of stockholders to act by written consent; (iii) eliminate the ability of the stockholders to call special meetings; (iv) require advance notice for stockholder nominations of directors and proposals for matters to be raised at stockholder meetings; (v) grant the Board exclusive authority to change the size of the Board; (vi) implement a classified Board of Directors; (vi) implement supermajority voting for amendments to our bylaws adopted by our stockholders; (vii) implement supermajority voting to amend certain certificate of incorporation provisions and (viii) provide for a forum for adjudication of disputes; (6) approve the Company’s 2017 Employee Stock Purchase Plan; (7) approve an increase to the number of shares available for awards under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended, and an increase to the number of shares available for issuance as incentive stock options under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended; (8) approve an adjournment of the Annual Meeting to a later date if necessary to solicit additional proxies to approve any of the proposals referenced above and (9) transact such other business as may properly come before the Annual Meeting or any adjournments and postponements thereof.

The Company’s Board of Directors has fixed the close of business on June 23, 2017 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof.

I hope that you attend the Annual Meeting in person. Whether or not you plan to be with us, please vote over the Internet, by telephone, or by completing and returning the enclosed proxy card promptly in the enclosed envelope.

Sincerely,

/s/ Patricia Scheller
Patricia Scheller
Chief Executive Officer

 Englewood, Colorado

July      , 2017

Viveve Medical, Inc.

345 Inverness Drive South

Building B, Suite 250

Englewood, Colorado 80112

Notice of Annual Meeting of Stockholders

to be held August 15, 2017

To the Stockholders of Viveve Medical, Inc.:

The 2017 Annual Meeting of Stockholders will be held at our Colorado headquarters located at 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado, 80112 at 8:00 a.m., local time on August 15, 2017. During the Annual Meeting, stockholders will be asked to:

(1) elect six directors to serve until our next annual meeting or until the election and qualification of their successors;

(2) ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3) approve, on an advisory basis, the compensation of our named executive officers;

(4) participate in an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

(5) approve the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company to (i) authorize the Board of Directors exclusively to fill any vacancies occurring in the Board; (ii) eliminate the ability of stockholders to act by written consent; (iii) eliminate the ability of the stockholders to call special meetings; (iv) require advance notice for stockholder nominations of directors and proposals for matters to be raised at stockholder meetings; (v) grant the Board exclusive authority to change the size of the Board; (vi) implement a classified Board of Directors; (vi) implement supermajority voting for amendments to our bylaws adopted by our stockholders; (vii) implement supermajority voting to amend certain certificate of incorporation provisions and (viii) provide for a forum for adjudication of disputes;

(6) approve the Company’s 2017 Employee Stock Purchase Plan;

(7) approve an increase to the number of shares available for awards under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended, and an increase to the number of shares available for issuance as incentive stock options under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended;

(8) approve an adjournment of the Annual Meeting to a later date if necessary to solicit additional proxies to approve any of the proposals referenced above; and

(9) transact such other business as may properly come before the Annual Meeting or any adjournments and postponements thereof.

If you are a stockholder as of June 23, 2017, you may vote at the meeting. The date of mailing this Notice of Meeting and proxy statement is on or about July      , 2017.

By order of our Board of Directors:

/s/ Scott Durbin
Scott Durbin

Chief Financial Officer and Secretary

July      , 2017

PROXY STATEMENT

This proxy statement and the accompanying proxy card are first being mailed on or about July      , 2017 to owners of shares of common stock of Viveve Medical, Inc. (which may be referred to in this proxy statement as “we,” “us,” “Viveve,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or “Board”) for our annual meeting of stockholders to be held on August 15, 2017 at our Colorado headquarters located at 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado, 80112 at 8:00 a.m., local time (referred to as the “Annual Meeting”). This proxy statement is deemed to form part of and is incorporated into the attached Notice of Annual Meeting of Stockholders. This proxy procedure permits all stockholders, many of whom are unable to attend the Annual Meeting, to vote their shares at the Annual Meeting. Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

CONTENTS

●	About The Meeting: Questions and Answers – page 6
● ●	Security Ownership of Certain Beneficial Owners and Management – page 27 Report of the Audit Committee – page 31
●	Proposal 1 – Election of Directors – page 33
●	Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm – page 35
●	Proposal 3 – Non-Binding Advisory Proposal Regarding Executive Compensation – page 38
●	Proposal 4 – Non-Binding, Advisory Proposal Regarding the Frequency of Future Advisory Votes on Executive Compensation – page 39
●	Proposal 5 – Approval of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws – page 40
●	Proposal 6 – Approval of the Company’s 2017 Employee Stock Purchase Plan – page 54
●

Proposal 7 – Approval of an increase to the number of shares available for awards under the Viveve Medical 2013 Stock Option and Incentive Plan, as amended, and an increase to the number of shares available for issuance as incentive stock options under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended – page 57

●	Proposal 8 – Approval of an adjournment of the Annual Meeting to a later date if necessary to solicit additional proxies to approve any of the proposals referenced above – page 66
●	Requirements for Advance Notification of Nominations and Stockholder Proposals – page 66
●	Other Matters – page 66

Appendix A – Viveve Medical, Inc. Amended and Restated Certificate of Incorporation

Appendix B – Viveve Medical, Inc. Amended and Restated Bylaws

Appendix C – Viveve Medical, Inc. 2017 Employee Stock Purchase Plan

Appendix D – Amendment to Viveve Medical Inc. 2013 Stock Option and Incentive Plan

Appendix E – Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE OVER THE INTERNET, BY TELEPHONE OR MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

THANK YOU FOR ACTING PROMPTLY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 15, 2017: The Notice of Annual Meeting of Stockholders, proxy statement and Annual Report on Form 10-K for the year ended December 31, 2016 are also available at http://www.viveve.com, which does not have “cookies” that identify visitors to the site.

About The Meeting: Questions And Answers

What am I voting on?

At this year’s meeting, you will be asked to:

(1) elect six directors to serve until our next annual meeting or until the election and qualification of their successors;

(2) ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3) approve, on an advisory basis, the compensation of our named executive officers;

(4) participate in an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

(5) approve the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company to (i) authorize the Board of Directors exclusively to fill any vacancies occurring in the Board; (ii) eliminate the ability of stockholders to act by written consent; (iii) eliminate the ability of the stockholders to call special meetings; (iv) require advance notice for stockholder nominations of directors and proposals for matters to be raised at stockholder meetings; (v) grant the Board exclusive authority to change the size of the Board; (vi) implement a classified Board of Directors; (vi) implement supermajority voting for amendments to our bylaws adopted by our stockholders; (vii) implement supermajority voting to amend certain certificate of incorporation provisions and (viii) provide for a forum for adjudication of disputes;

(6) approve the Company’s 2017 Employee Stock Purchase Plan;

(7) approve an increase to the number of shares available for awards under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended, and an increase to the number of shares available for issuance as incentive stock options under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended;

(8) approve an adjournment of the Annual Meeting to a later date if necessary to solicit additional proxies to approve any of the proposals referenced above; and

(9) transact such other business as may properly come before the Annual Meeting or any adjournments and postponements thereof.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Stockholders of record at the close of business on June 23, 2017 (the “Record Date”) may vote at the Annual Meeting. Pursuant to the rights of our stockholders contained in our charter documents each share of our common stock has one vote. There were                   shares of common stock outstanding on the Record Date. From August 4, 2017 through August 14, 2017, you may inspect a list of stockholders eligible to vote. The list of stockholders will be made available at our offices during normal business hours. If you would like to inspect the list, please call Jim Robbins, our Vice President of Finance and Administration, at (720) 696-8100 to arrange a visit to our offices. In addition, the list of stockholders will be available for viewing by stockholders at the Annual Meeting.

How do I vote?

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Vote by Internet.    Registered stockholders can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Monday, August 14, 2017. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card.

Vote by Telephone.    Registered stockholders can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on Monday, August 14, 2017. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail.    If you are a registered stockholder and received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Broadridge Financial Solutions, Inc. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

 Vote in Person at the Meeting.    If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions it provides.

You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your Nominee instructions on how to vote your shares with respect to any non-routine matters, votes may not be cast on your behalf.  If your Nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes and abstentions will be counted as present for purposes of determining whether enough stockholders are present to hold our Annual Meeting. A broker non-vote will not have any effect on a proposal where the requirement for approval is the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing Patricia Scheller, our Chief Executive Officer, and Scott Durbin, our Chief Financial Officer, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of common stock may be voted. Submitting a proxy will not affect your right to attend the Annual Meeting and vote in person.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the nominated slate of directors (see Proposal 1); “FOR” the ratification of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (see Proposal 2); “FOR” the approval of the non-binding, advisory proposal regarding the compensation of our named executive officers (see Proposal 3); for every “ONE YEAR” on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers (see Proposal 4); “FOR” the approval of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company (see Proposal 5); “FOR” the approval of the Company’s 2017 Employee Stock Purchase Plan (see Proposal 6); “FOR” the approval of an increase to the number of shares available for awards under the Viveve Medical 2013 Stock Option and Incentive Plan (see Proposal 7) and “FOR” the approval of an adjournment proposal (see Proposal 8). We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting. If your shares are registered in "street name" (i.e., held in a brokerage account or by a bank or other nominee), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction regarding how to vote your shares. If you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on the ratification of the selection of the Company's independent registered public accounting firm for fiscal year 2017, but not on the other proposals.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	Notifying our Vice President of Finance, Jim Robbins, in writing at 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado 80112, that you are revoking your proxy;

●

Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	Attending and voting by ballot at the Annual Meeting.

If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions your Nominee provides.

Who will count the votes?

A representative from Broadridge Financial Solutions, Inc. will act as the inspector of election and count the votes.

What constitutes a quorum?

In accordance with Article I, Section 5 of our Bylaws, the holders of a majority in interest of all stock issued, outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a later date. If a meeting of Stockholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that it is adjourned. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Election of Directors. For Proposal 1, the election of directors, the nominees will be elected by a plurality of the votes cast on the resolution. A properly executed proxy or voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be counted as a vote cast with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Ratification of the Appointment of Independent Registered Public Accounting Firm. For Proposal 2, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required for approval.

Approval of the non-binding, advisory proposal to approve the compensation of our named executive officers. For Proposal 3, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required for approval, however, the vote is non-binding.

Approval of the non-binding, advisory proposal on the frequency of future advisory votes on the compensation of our named executive officers. For Proposal 4, the frequency option receiving the plurality of votes from the outstanding shares that are present or represented and voting at the Annual Meeting will be the option deemed approved by our stockholders.

Approval of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company. For Proposal 5, the affirmative vote of a majority the outstanding shares of the Company’s common stock will be required for approval of the sub-proposals related to amendments to our Certificate of Incorporation and the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required for approval of the sub-proposals related to amendments to our Bylaws.

Approval of the Company’s 2017 Employee Stock Purchase Plan. For Proposal 6, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required for approval.

Approval of an Increase to the Number of Shares Available for Awards Under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as Amended, and an Increase to the Number of Shares Available for Issuance as Incentive Stock Options under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as Amended. For Proposal 7, the affirmative vote of a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on such matter will be required for approval.

Approval of Adjournment Proposal. For Proposal 8, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required for approval.

Other Proposals. Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting in order to be approved, except when a different vote is required by law, our certificate of incorporation or our Bylaws.

Abstentions. If you specify that you wish to "abstain" from voting on an item, your shares will not be voted on that particular item.

Broker Non-Votes. If your broker holds your shares in its name and does not receive voting instructions from you, your broker may only vote these shares on certain "routine" matters, such as the ratification of the selection of the Company's independent registered public accounting firm. However, on non-routine matters, such as the election of directors and the approval of the Restated Certificate and Restated Bylaws, your broker cannot vote your shares unless it has received voting instructions from you, as it does not have discretionary voting power for those particular items.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum. A broker non-vote will not have any effect on a proposal where the requirement for approval is the affirmative vote of the majority of votes cast by the holders of all of the shares present in person or represented by proxy at the meeting and entitled to vote on such matter, while abstentions will be treated as a vote against such proposal. Accordingly, broker non-votes will not have any effect on Proposals 2, 3, 5 (for sub-proposals related to amendment of our bylaws), 6, 7 and 8 while abstentions will be treated as votes against Proposals 2, 3, 5 (for sub-proposals related to amendment of our bylaws), 6, 7 and 8. Both abstentions and broker non-votes will have the effect of an “Against” vote on Proposal 5 for proposals related to amendment of our Certificate of Incorporation. Neither abstentions nor broker non-votes will have any effect on Proposals 1 or 4.

What percentage of our common stock do our directors and officers own?

As of June 15, 2017, our director-nominees and executive officers beneficially owned approximately 35.1% of our outstanding common stock, excluding shares of common stock that are not issuable within sixty days. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 27 for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. Further, proxies may also be solicited in person, by telephone or facsimile.  We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.

Who is our Independent Registered Public Accounting Firm, and will they be represented at the Annual Meeting?

BPM LLP served as the independent registered public accounting firm auditing and reporting on our consolidated financial statements for the fiscal year ended December 31, 2016 and has been appointed to serve as our independent registered public accounting firm for 2017. We expect that representatives of BPM LLP will be physically present or be available via phone at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the Annual Meeting.

What are the recommendations of our Board?

The recommendations of our Board are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

●	FOR the election of the nominated directors (see Proposal 1);

●	FOR the ratification of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (see Proposal 2);

●	FOR the approval, on an advisory basis, of the compensation of our named executive officers (see Proposal 3);

●	FOR every ONE YEAR on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers (see Proposal 4);

●	FOR the approval of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company (see Proposal 5);

●	FOR the approval of the Company’s 2017 Employee Stock Purchase Plan (see Proposal 6);

●

FOR the approval of an increase to the number of shares available for awards under the Viveve Medical 2013 Stock Option and Incentive Plan, as amended, and an increase to the number of shares available for issuance as incentive stock options under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended (see Proposal 7); and

●	FOR the approval of an adjournment proposal (see Proposal 8).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE

The following table sets forth the names and ages of all of our directors and executive officers. Our officers are appointed by, and serve at the pleasure of, the Board.

Name	Age	Position

Patricia Scheller	57	Director and Chief Executive Officer
Lori Bush	61	Director
Daniel Janney	51	Lead Independent Director
Debora Jorn	59	Director
Arlene Morris	65	Director
Jon Plexico	48	Director
Scott Durbin	48	Chief Financial Officer
James Atkinson	59	Chief Business Officer and President

Biographical information with respect to our executive officers and directors is provided below. There are no family relationships between any of our executive officers or directors.

Patricia Scheller. Ms. Scheller was elected as a director of Viveve Medical, Inc. on September 18, 2014 (with her service beginning following the merger with PLC Systems Acquisition Corporation that was completed on September 23, 2014) and has been a director of our wholly-owned subsidiary, Viveve, Inc., since June 2012. Ms. Scheller also serves as our Chief Executive Officer and, since May 2012, as Chief Executive Officer of Viveve, Inc. Prior to joining Viveve, Inc., she served as the Chief Executive Officer of Prescient Medical, Inc. (“PMI”), a privately held company that developed diagnostic imaging catheters and coronary stents designed to reduce deaths from heart attacks, from September 2004 through April 2012 and as a director of PMI from July 2004 to September 2011. Prior to joining PMI, from August 2003 to September 2004, she was the Chief Executive Officer of SomaLogic, a biotechnology company focused on the development of diagnostic products using aptamer technology. From December 2000 to April 2003, Ms. Scheller also managed several business units at Ortho-Clinical Diagnostics, a Johnson & Johnson company, and from October 1997 to November 2000 served in key executive positions at Dade Behring, a clinical diagnostics firm. While at Dade Behring Holdings, Inc., she directed the commercialization of the hsCRP diagnostic test, a screening test for systemic inflammation, which has been shown to increase the risk of heart attacks. The hsCRP test was the first diagnostic test added to the cardiac test panel by the Centers for Disease Control and Prevention and the American Heart Association in over 30 years. As Director of Cardiology Systems at Cordis Corporation (a Johnson & Johnson company) from February 1994 to February 1996, Ms. Scheller managed the launch of the first Palmaz-Schatz® balloon-expandable coronary stent, the first major product entry into what became a $6 billion market. Ms. Scheller received a B.S.E. degree in Biomedical Engineering from Duke University and completed executive business education programs at Harvard University, Massachusetts Institute of Technology, Columbia University and Northwestern University. Because of her extensive experience in the healthcare industry, we concluded that Ms. Scheller should serve as a director.

Lori Bush. Ms. Bush joined our Board on May 11, 2016. Since January 2016, Ms. Bush has been a consultant, speaker, advisor and activist for micro-entrepreneurship and women’s leadership. From October 2007 to January 2016, Ms. Bush served as the President and General Manager, then President and CEO of Rodan & Fields, LLC (Rodan & Fields). Prior to joining Rodan & Fields, Ms. Bush served as Chief Operating Officer of Helix BioMedix, Inc., a biopharmaceutical discovery and development company from October 2006 to October 2007, and was the Managing Director of the Gremlin Group, a health and consumer product consulting company from March 2006 to October 2007. From May 2001 to May 2006, Ms. Bush served as President of Nu Skin, a division of Nu Skin Enterprises, a NYSE-listed direct selling company that markets premium quality personal care and nutrition products through a global network of sales representatives. Ms. Bush served as Vice President of Marketing of Nu Skin from February 2000 to May 2001. Prior to joining Nu Skin, she worked at Johnson & Johnson Consumer Products Companies as the worldwide executive director over skin care ventures from May 1998 to February 2000. She also served as Vice President of Professional Marketing at Neutrogena Corporation. Ms. Bush earned a Masters of Business Administration from Temple University and a Bachelor of Science degree from The Ohio State University. Until its merger with Wonder Holdings Acquisition Corp., Ms. Bush was a director of Matrixx Initiatives Inc., formerly a publicly traded company. We determined that Ms. Bush should serve as a director because of her extensive executive and marketing experience in the over-the-counter healthcare industry.

Daniel Janney. Mr. Janney was elected as a director of Viveve Medical, Inc. on September 18, 2014 (with his service beginning following the merger with PLC Systems Acquisition Corporation that was completed on September 23, 2014). Since November 2012, Mr. Janney has served as a director of Esperion Therapeutics, Inc. (NASDAQ: ESPR). Mr. Janney is a managing director at Alta Partners, a life sciences venture capital firm, which he joined in 1996. Prior to joining Alta, from 1993 to 1996, he was a Vice President in Montgomery Securities’ healthcare and biotechnology investment banking group, focusing on life sciences companies. Mr. Janney is a director of a number of companies including Alba Therapeutics Corporation, Lithera, Inc., Prolacta Bioscience, Inc., Sutro Biopharma and ViroBay, Inc. He holds a Bachelor of Arts in History from Georgetown University and an M.B.A. from the Anderson School at the University of California, Los Angeles. Because of Mr. Janney's experience working with and serving on the board of directors of various life sciences companies and his experience working in the venture capital industry, we concluded that he should serve as a director.

Debora Jorn. Ms. Jorn joined our Board on May 11, 2016. Ms. Jorn is currently serving as the Executive Vice President Corporate and Commercial Development at pSivida Corp. Ms. Jorn joined pSivida in November 2016. From August 2013 through March 2016, Ms. Jorn was Executive Vice President and Group Company Chair of Valeant Pharmaceuticals International, Inc. Ms. Jorn served as Chief Global Marketing Officer of Bausch & Lomb Pharmaceuticals from June 2010 to August 2013. She served as Group Vice President Women’s Healthcare and Fertility at Schering Plough from June 2008 to January 2010. She was the World Wide Vice President Internal Medicine and Early Commercial Input at Johnson & Johnson and the Vice President, Urology at Pharmacia Corporation. From 1989 to 2010, Ms. Jorn served as Acting Head of the ACE Inhibitor Franchise – Merck and Company. She served as Worldwide Vice President of Internal Medicine, Executive Director (Respiratory Franchise), Director of Marketing (Merck Frosst Canada), and various other roles for Merck. Since May 2016 Ms. Jorn has served on the board of directors of Orexigen Therapeutics, Inc., a biopharmaceutical company located in La Jolla, California. Ms. Jorn received her M.B.A from NYU Stern Graduate School of Business Administration and her B.A. from Rutgers University. Ms. Jorn’s extensive executive and marketing experience in the healthcare industry led us to believe that she should serve as a director.

Arlene Morris. Ms. Morris joined our Board of Directors on May 11, 2016. Ms. Morris has served as the CEO of Willow Advisors, LLC since May 2015. From May 2011 to April 2015, Ms. Morris was the President and CEO and a member of the Board of Directors of Syndax Pharmaceutical, a Boston based epigenetic company. Prior to her employment with Syndax, from June 2003 to February 2011 she was the President, CEO and a member of the board of directors of Affymax, Inc. During her eight years at Affymax, Ms. Morris led the company through the development of OMONTYS peginesatide, a strategic collaboration with Takeda, an initial public offering, and several follow-on offerings. Prior to Affymax, Ms. Morris was the President and CEO of Clearview Projects, an advisory firm which counsels biopharmaceutical and biotechnology companies on strategic transactions. Before that, she was the Senior Vice President of Business Development at both Coulter Pharmaceuticals, Inc. and Scios. Ms. Morris began her career at Johnson & Johnson as a sales representative, rising to Vice President of Business Development. Ms. Morris serves on the board of directors of Neovacs SA, Palatin Technologies, Dimension Therapeutics and the Medical University of South Carolina Foundation for Research and Development. We believe Ms. Morris’ qualifications to serve on our Board include her many years serving as a senior executive with companies in the biopharma industry and her extensive experience serving on boards of directors.

Jon Plexico. Mr. Plexico was appointed as a director of Viveve Medical, Inc. on March 14, 2016. Mr. Plexico is currently one of two Managing Members of Stonepine Capital Management, LLC (“Stonepine Management”). Stonepine Management is the General Partner of Stonepine Capital, L.P. (“Stonepine”), a holder of approximately 25% of the outstanding common stock of the Company. Mr. Plexico was appointed to the Board of Directors as a representative of Stonepine, at Stonepine’s election, under the terms of that certain letter agreement dated May 12, 2015 (the “Letter Agreement”) by and between the Company and Stonepine, pursuant to which, among other things, for so long as Stonepine owns at least 15% of the Company’s outstanding equity securities, Stonepine shall have the option, but not the obligation, to designate a Stonepine representative to serve on the Board. The Company and Stonepine entered into the Letter Agreement in connection with a private offering of our securities undertaken in May 2015.

Mr. Plexico has approximately 25 years of life science industry operational and advisory experience, including ten years as Managing Member and Founder of Stonepine Management. Previously, Mr. Plexico was Managing Director at Merriman Curhan Ford & Co., now known as Merriman Capital, where he managed healthcare corporate finance focusing on private investments in public equity, secondary offerings, and mergers and acquisitions. Prior to that, Mr. Plexico was co-founding partner of Venture Ready Partners, a life science advisor providing capital raising services to private biotechnology companies. Mr. Plexico served as director of business development at Chemdex Corporation, an electronic life-science commerce company that grew to 500 employees and completed an initial public offering during his tenure. He began his career at Quidel Corporation, where he became National Sales Manager for the Autoimmune Division. He has served on the boards of directors of Zila, Inc. and Immunetech, Inc. Mr. Plexico is a graduate of Colgate University. Mr. Plexico’s extensive experience in advising life sciences companies and in raising funds for them led us to believe that he should serve as a director.

Scott Durbin. Mr. Durbin joined Viveve, Inc., a wholly owned subsidiary of Viveve Medical, Inc., as its Chief Financial Officer in February 2013 and was appointed as the Chief Financial Officer and Secretary of Viveve Medical, Inc. on September 23, 2014. From June 2012 to January 2013, he served as an advisor and Acting Chief Financial Officer for Viveve, Inc. Prior to joining Viveve, Inc., from June 2010 to October 2011, he was Chief Financial Officer of Aastrom Biosciences, (now known as Vericel Corporation) (“Aastrom”), a publicly traded, cardiovascular cell therapy company. Before Aastrom, he spent six years as Chief Operating and Financial Officer for Prescient Medical (“Prescient”) from May 2004 to June 2010, a privately held company that developed diagnostic imaging catheters and coronary stents designed to reduce deaths from heart attacks. Prior to Prescient, from January 2003 to April 2004, he spent several years as a financial consultant for two publicly traded biotech companies, Scios Inc., a Johnson & Johnson company, and Alteon Inc. Mr. Durbin began his career in corporate finance as an investment banker in the Healthcare and M&A groups at Lehman Brothers Inc. from August 1999 to January 2003, where he focused on mergers and acquisitions and financings for the life science industry. At Lehman, he successfully executed over $5 billion in transactions for medical device and biotechnology companies. He began his career as a Director of Neurophysiology for Biotronic, Inc. Mr. Durbin received a B.S. from the University of Michigan and an M.P.H. in Health Management with Honors from the Yale University School of Medicine and School of Management.

James Atkinson. Mr. Atkinson was appointed to serve as the Chief Business Officer and President of the Company and Viveve, Inc., a wholly owned subsidiary of Viveve Medical, Inc., effective as of February 4, 2015. Mr. Atkinson has over 30 years of experience in medical device sales, marketing and business development with both Fortune 50 and start-up medical device companies. Mr. Atkinson was a founding principal at Ulthera, Inc. where he served as Senior Vice President of Sales and Marketing from October 2006 through April 2014. While at Ulthera, he assisted in growing the company from 3 to 165 employees and established a global distribution network that included 42 distributors, covering 52 countries. Mr. Atkinson’s prior experience includes various executive positions, including (i) Vice President of Sales and Marketing for the Cardiac Surgery Division at St. Jude Medical, Inc. from October 2004 to October 2006 where his responsibilities included launching the Biocor® stented tissue valve, recognized as the fastest growing heart valve brand in the industry, (ii) Vice President of Sales for Medtronic Vascular, a $200 million division of Medtronic, Inc., a company whose stock is traded on the New York Stock Exchange (Ticker: MDT), from January 2003 to September 2004 and (iii) co-founder and Vice President of Sales and Business Development for Medical Simulation Corporation. Mr. Atkinson’s career began as a sales representative at Ethicon Endosurgery, a Johnson & Johnson company, where he progressed through positions with increasing responsibility to Regional Manager.

Board of Directors

Our Board may establish the authorized number of directors from time to time by resolution. The number of directors may not be fewer than three and not more than twenty. Currently our Board consists of six directors. Our current directors, if elected, will continue to serve as directors until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Our Board held seven meetings during 2016. The Board also acted 8 times by unanimous written consent. All members of the Board attended more than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director). Members of our Board are invited and encouraged to attend each annual meeting of stockholders.

Independence of Directors

In determining the independence of our directors, we apply the definition of “independent director” provided under the listing rules of The NASDAQ Stock Market LLC (“NASDAQ”). Pursuant to these rules, and after considering all relevant facts and circumstances, the Board affirmatively determined that all of the directors currently serving on the Board, including those nominated for election at the Annual Meeting, are independent within the meaning of NASDAQ Listing Rule 5605 with the exception of Patricia Scheller, who is an executive officer of the Company.

Committees of our Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee.

Audit Committee

The Audit Committee consists of three directors, Daniel Janney, Jon Plexico and Arlene Morris. The Board has determined that each of the members of the Audit Committee meets the requirements for independence set forth in NASDAQ Listing Rule 5605(c)(2). In addition, the Board has determined that Daniel Janney qualifies as an “audit committee financial expert” as defined in the rules of the SEC. The Audit Committee operates pursuant to a charter, which can be viewed on our website at http://www.viveve.com (under Investors/Corporate Governance/Governance Docs). The Audit Committee met four times during 2016 with all members in attendance at each meeting. The role of the Audit Committee is to:

●

retain the independent registered public accounting firm, evaluate their independence, qualifications and performance, and approve the terms of engagement for audit services and nonaudit services. In all events, it is the Audit Committee that has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s outside independent registered public accounting firm;

●

review with management and the independent registered public accounting firm, as appropriate, the Company’s financial reports and other financial information provided by the Company to any governmental body or the public, and the Company’s compliance with legal and regulatory requirements;

●	establish and review complaint procedures regarding accounting, internal auditing controls and auditing matters;

●	serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems; and

●	provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, and the Board.

Compensation Committee

The Compensation Committee consists of three directors, Arlene Morris and Lori Bush and Daniel Janney. The Compensation Committee met four times during 2016 with all members in attendance at each meeting. The role of the Compensation Committee is to:

●

review and reassess periodically (and where appropriate, make such recommendations to the Board as the Committee deems advisable with regard to) the Company’s processes and procedures for the consideration and determination of director and executive compensation, and review and discuss with management any description of such processes and procedures to be included in the Company’s proxy statement;

●

determine and approve on at least an annual basis the compensation package for the Company’s CEO including base salary, stock options, performance goals, and other compensation, annual performance objectives and goals relevant to compensation with the CEO, and evaluate the performance of the CEO in light of these goals and objectives;

●

make recommendations to the Board regarding incentive-based or equity-based compensation plans in which the Company’s officers and employees participate and review and approve all grants of incentive‐based or equity‐based grants for compensation and all grants of stock options (other than those specifically designated for approval by the full Board), in each case consistent with the terms of such plans;

●	on an annual basis, at least one member of the committee shall meet with individual company executives for input on general management and operational activities;

●

periodically review both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the CEO, other executive officers and directors, relative to comparable companies in the Company’s industry;

●	approve all guidelines for employment, severance, or change-in‐control agreements, special or supplemental benefits, or provisions including the same, applicable to all employees; and

●

provide oversight regarding the Company’s public disclosure of director and executive compensation information, and prepare an annual report on executive and director compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders or annual report on Form 10-K in accordance with the applicable rules and regulations of the Securities and Exchange Commission, any securities exchange on which the Company’s securities are traded, and any other rules and regulations applicable to the Company.

A copy of the charter of the Compensation Committee is available on our website at http://www.viveve.com (under Investors/Corporate Governance/Governance Docs).

The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation adviser, including sole authority to approve the fees of any adviser and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Governance and Nominating Committee

The Governance and Nominating Committee, or the “Governance Committee”, consists of four directors, Daniel Janney, Jon Plexico, Lori Bush and Debora Jorn. The Governance Committee did not meet during 2016. The role of the Governance Committee is to:

●	identify, review and evaluate individuals qualified to become Board members;

●	recommend nominees to the Board and to each committee of the Board;

●

develop and recommend to the Board criteria for selecting qualified director candidates (including an assessment of any minimum qualifications a nominee for the Board should possess and any specific qualities or skills the Committee believes are necessary for one or more directors to possess);

●	recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and monitor compliance with them; and

●	assist the Board in its annual reviews of the performance of the Board, and each committee.

A copy of the charter of the Governance Committee is available on our website at http://www.viveve.com (under Investors/Corporate Governance/Governance Docs).

Stockholder Communications

Stockholders may communicate with the members of the Board, either individually or collectively, by writing to the Board at 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado 80112.  These communications will be reviewed by the Corporate Secretary as agent for the non-employee directors in facilitating direct communication to the Board.  The Corporate Secretary will disregard communications that are bulk mail, solicitations to purchase products or services not directly related either to us or the non-employee directors’ roles as members of the Board, sent other than by stockholders in their capacities as such or from particular authors or regarding particular subjects that the non-employee directors may specify from time to time, and all other communications which do not meet the applicable requirements or criteria described below, consistent with the instructions of the non-employee directors.

General Communications. The Corporate Secretary will summarize all stockholder communications directly relating to our business operations, the Board, our officers, our activities or other matters and opportunities closely related to us. This summary and copies of the actual stockholder communications will then be circulated to the Board.

Stockholder Proposals and Director Nominations. Stockholders may make proposals for consideration at the Annual Meeting, so long as any such proposal adheres to Regulation 14a-8 promulgated under the Securities Exchange Act of 1934 (“Exchange Act”).

The Governance Committee will consider director candidates recommended by stockholders. If a director candidate is recommended by a stockholder, the Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. Stockholders desiring to make a recommendation to the Governance Committee should follow the procedures set forth below regarding stockholder nominations for directors.

Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 40 days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of the stockholder and (ii) the class and number of shares of the Company’s common stock which are beneficially owned by the stockholder on the date of such stockholder notice. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director of the Company.

The Board will determine whether the nomination was made in accordance with these requirements. If the Board determines that a nomination was not made in accordance with these requirements, the nominating stockholder shall be so notified by the Secretary and the defective nomination shall be disregarded.

Copies of the nominations or recommendations are circulated to the Chairman of the Governance Committee.

Retention of Stockholder Communications. Any stockholder communications which are not circulated to the Board because they do not meet the applicable requirements or criteria described above will be retained by the Corporate Secretary for at least ninety days from the date on which they are received, so that these communications may be reviewed by the directors generally if such information relates to the Board as a whole, or by any individual to whom the communication was addressed, should any director elect to do so.

Distribution of Stockholder Communications. Except as otherwise required by law or upon the request of a non-employee director, the Chairman or Lead Independent Director of the Board will determine when and whether a stockholder communication should be circulated among the Board and Company management.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates must be over the age of nineteen and should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields.  The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in medical device manufacture and distribution; research and development; finance, accounting and banking; or marketing and sales.

In evaluating nominations to the Board of Directors, the Board also looks for depth and breadth of experience within the Company’s industry and otherwise, outside time commitments, special areas of expertise, accounting and finance knowledge, business judgment, leadership ability, experience in developing and assessing business strategies, corporate governance expertise, and for incumbent members of the Board, the past performance of the incumbent director. Each of the candidates nominated for election to our Board was recommended by the Governance Committee.

 Risk Oversight

Our Board provides risk oversight for our entire company by receiving management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight, which focuses primarily on risks and exposures associated with current matters that may present material risk to our operations, plans, prospects or reputation, is supplemented by the various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures and the steps taken to monitor and control such exposures. Our Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs.

Board Leadership Structure

Our governance documents provide the Board with flexibility to select the appropriate leadership structure of the Company. In determining the leadership structure, the Board considers many factors, including the specific needs of the business, fulfilling the duties of the Board, and the best interests of the Company’s stockholders. Currently, the offices of Chairman of the Board and Chief Executive Officer are separated and the office of the Chairman of the Board is vacant. The Company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer.

The Board determined that a lead independent director should be appointed to ensure strong independent leadership of the Board. Currently, Mr. Janney serves as Lead Independent Director at the pleasure of the Board. As Lead Independent Director, Mr. Janney will:

● serve as a liaison between the CEO director and the independent directors;

● approve the meeting agendas for the Board;

● advise the CEO director regarding the sufficiency, quality, quantity and timeliness of information provided to the Board;

● ensure that meeting schedules permit sufficient time for discussion of all agenda items;

● be available for consultation and direct communication with major shareholders, if requested; and

● preside at meetings of the Board, including executive sessions.

The chairs of Board committees also play an active role in the leadership structure of the Board. The Nominating and Corporate Governance Committee and the Board endeavor to select independent committee chairs who will provide strong leadership to guide the important work of the Board committees. Committee chairs work with the Company’s senior executives to ensure the committees are discussing the key strategic risks and opportunities for the Company.

Director Compensation

Director Compensation Policy

On December 23, 2016, the Board of Directors adopted an independent director compensation policy, effective immediately, that is designed to compensate non-employee directors of the Company for their time, commitment and contributions to the Board. Under this policy, all non-employee directors will be paid cash compensation as set forth below, pro-rated to reflect the number of days served during any calendar quarter:

Annual Retainer($)
Board of Directors:
Chairperson	25,000
All Independent Directors	35,000
Audit Committee:
Chairperson	20,000
Non-Chairperson members	10,000
Compensation Committee:
Chairperson	10,000
Non-Chairperson members	5,000
Governance and Nominating Committee:
Chairperson	7,500
Non-Chairperson members	3,750

In addition, under the policy, each new non-employee director who is initially appointed or elected to the Board after effectiveness of the policy will be granted an equity-based award with a value at the time of issuance equal to two times the Subsequent Award (defined below) in effect at the time of election, which will vest in three equal annual installments on each of the first three anniversaries of the date of grant, subject to the director’s continued service on the Board (the “Initial Award”). In addition, on the date of each annual meeting of the Company’s stockholders, each continuing non-employee director will be eligible to receive an annual option grant to purchase 17,500 shares of common stock, which will vest in full on the first anniversary of the grant date, subject to the director’s continued service on the Board (each a “Subsequent Award”). A non-employee director elected for the first time to the Board at an annual meeting of the Company’s stockholders shall only receive an Initial Award in connection with such election, and shall not receive a Subsequent Award until the annual meeting for the next fiscal year. In the event a non-employee director’s service on the Board terminates, the vesting and exercise of such director’s unvested stock options shall be subject to the terms of the applicable award agreement.

The Company has also agreed to reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending board of directors and committee meetings.

2016 Director Compensation Table

The following table presents information regarding the compensation of our non-employee directors for the year ended December 31, 2016. Patricia Scheller, our Chief Executive Officer, serves on our board of directors but did not receive compensation for her service as a director and the compensation paid to Ms. Scheller as an employee during the year ended December 31, 2016 is set forth in the “2016 Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)(6)	Option Awards ($)(5)(6)	Total ($)
Lori Bush	10,000	13,576	39,669	63,245

Mark Colella (1)	—	—	—	—

Daniel Janney	15,625	20,582	39,669	78,875

Debora Jorn	9,688	12,866	88,294	110,848

Arlene Morris	13,750	16,728	88,294	118,772

Jon Plexico	11,250	12,866	88,294	112,410

Carl Simpson (2)	—	—	—	—

Brigette Smith (3)	—	10,091	—	10,091

(1) On May 11, 2016, Mr. Collela notified the Board of his resignation from the Board and all Board committees, effective immediately.

(2) On May 11, 2016, Mr. Simpson notified the Board of his resignation from the Board and all Board committees, effective immediately.

(3) On September 13, 2016, Ms. Smith notified the Board of her resignation from the Board and all Board committees, effective as of September 30, 2016.

(4) The amounts reported represent the cash retainers for the fourth quarter of 2016, which were paid in January 2017.

(5) The amounts reported represent the aggregate grant date fair value of restricted stock awards and stock options granted to our non-employee directors in 2016, computed in accordance with FASB ASC Topic 718. See Note 9 of the notes to our consolidated financial statements in the annual report on Form 10-K filed February 16, 2017 for a discussion of our assumptions in determining the grant date fair values of equity awards. These amounts do not correspond to the actual value that may be recognized by the directors.

(6) As of December 31, 2016, our non-employee directors serving on that date held outstanding stock options to purchase the following number of shares of common stock: Ms. Bush – 35,000; Mr. Janney – 35,000; Ms. Jorn – 35,000; Ms. Morris – 35,000; and Mr. Plexico – 35,000. Ms. Smith and Messrs. Colella and Simpson did not hold any outstanding stock options or other equity awards as of December 31, 2016. None of our non-employee directors held unvested restricted stock or other unvested equity awards as of December 31, 2016.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below sets forth, for the last two fiscal years, the compensation earned by (i) each individual who served as our principal executive officer or as the principal executive officer of Viveve Medical, Inc., and (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as our executive officers or as the executive officers of Viveve Medical, Inc. at the end of the last fiscal year. We refer to these individuals in the discussion below as our “named executive officers”.

2016 Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned during the fiscal year indicated by our named executive officers for 2016.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Patricia Scheller,	2016	380,000	190,000	335,337	—	25,393	(3)	930,730
Chief Executive Officer	2015	346,000	154,696	785,552	—	45,247		1,331,495

Scott Durbin,	2016	323,440	130,000	111,779	—	27,368	(3)	592,587
Chief Financial Officer	2015	311,000	97,695	314,059	—	24,222		746,976

James Atkinson,	2016	329,600	132,000	172,699	—	—		634,299
Chief Business Officer and President	2015	290,667	144,904	417,442		120,444		973,457

(1) The amounts reported represent bonuses awarded with respect to the years indicated based upon the achievement of corporate performance goals related to (a) strengthening financial position; (b) expanding market opportunities and ensure competitiveness; (c) providing clinically proven solutions; and (d) ensuring reliable quality supply of products for the years indicated. The amounts reported for 2015 were paid in January 2016 and the amounts reported for 2016 are payable upon the closing of the Company’s next equity financing, which is expected to occur in 2017. Bonuses for the year ended December 31, 2015 were paid in a combination of cash and restricted stock (and for Mr. Atkinson a combination of restricted stock and a common tock warrant) and the amounts reported represent above the amount of cash paid and the grant date fair value of the restricted stock as follows: (i) Ms. Scheller received $108,990 in cash and restricted stock with a grant date fair value of $45,706, (ii) Mr. Durbin received $97,695 in cash and no restricted stock and (iii) Mr. Atkinson received $0 in cash, a restricted stock with a grant date fair value of $114,904 and a common stock warrant with a grant date fair value of $30,250. The warrant issued to Mr. Atkinson has a contractual life of ten years and is exercisable immediately in whole or in part, on or before 10 years from the issuance date. See Note 9 of the notes to our financial statements in the annual report on Form 10-K filed February 16, 2017 for a discussion of our assumptions in determining the grant date fair values of equity awards.

(2) The amounts reported represent the aggregate grant date fair value of option awards granted to our named executive officers computed in accordance with FASB ASC Topic 718. See Note 9 of the notes to our consolidated financial statements in the annual report on Form 10-K filed February 16, 2017 for a discussion of our assumptions in determining the grant date fair values of equity awards. These amounts do not correspond to the actual value that may be recognized by the named executive officers.

(3) The amounts reported represent cash-out of accrued PTO hours in accordance with the Company’s PTO Policy.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers that were outstanding as of December 31, 2016. These awards were granted under the 2006 Plan and the 2013 Plan.

	Option Awards
		Number of Securities Underlying Unexercised Options (#)(1)		Option Exercise	Option
Name	Vesting Start Date	Exercisable	Unexercisable	Price ($)	Expiration Date
Patricia Scheller	12/23/2016	—	150,000	5.22	12/22/2026
	12/16/2015	60,500	181,501	6.00	12/16/2025
	9/26/2014	66,045	51,369	4.80	9/26/2024
	10/24/2012 (2)	27,711	—	9.92	10/24/2022

Scott Durbin	12/23/2016	—	50,000	5.22	12/22/2026
	12/16/2015	24,187	72,563	6.00	12/16/2025
	9/26/2014	26,888	20,914	4.80	9/26/2024
	2/2/2013 (2)	10,322	—	9.92	2/2/2023

James Atkinson	12/23/2016 (3)	2,250	—	5.22	12/22/2026
	12/23/2016	—	75,000	5.22	12/22/2026
	12/16/2015	22,000	66,000	6.00	12/16/2025
	2/4/2015 (4)	30,651	36,224	3.76	2/4/2025

(1) Except as otherwise set forth below, the shares of our common stock underlying each of the outstanding stock options vest and become exercisable in equal monthly installments over 48 months following the grant date.

(2) This stock option was fully vested upon the merger that took place on September 23, 2014 between PLC Systems Inc., Viveve, Inc. and PLC Systems Acquisition Corp. Prior to merger, the board of directors voted to accelerate the vesting of all unvested options that were outstanding as of the date of the merger such that all options would be immediately vested and exercisable by the holders.

(3) This stock option was fully vested on the date of grant.

(4) The shares of common stock underlying this stock option vest and become exercisable as follows: ¼ of the shares vested on the one-year anniversary of the grant date and the remaining shares vest in equal monthly installments over the following 36 months.

Employment Agreements, Severance and Change-in Control Arrangements

Patricia Scheller

 On May 14, 2012, Viveve, Inc. entered into an employment agreement with Patricia Scheller, the terms of which we have assumed. Pursuant to the agreement, Ms. Scheller serves as our Chief Executive Officer on an at-will basis and as a director. Ms. Scheller currently receives a base salary of $402,000, which is subject to periodic review and adjustment. Ms. Scheller is also eligible for an annual performance bonus targeted at 50% of her base salary and to participate in the employee benefit plans generally available to employees, subject to the terms of those plans.

Pursuant to the terms of the employment agreement, if Ms. Scheller’s employment is terminated by us without cause (as defined in her employment agreement), Ms. Scheller terminates her employment with us for good reason (as defined in her employment agreement) or Ms. Scheller’s employment is terminated due to her death or disability, Ms. Scheller will be entitled to receive: (i) base salary continuation for 12 months following termination and (ii) continued payment of the employer portion of her monthly health insurance premium until the earlier of 12 months following the date of termination, the expiration of her continuation coverage under COBRA or the date she becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment. Receipt of the severance payments and benefits described above is conditioned upon Ms. Scheller returning all Company property, resigning as a member of our board of directors and the boards of directors of any of our subsidiaries and entering into an effective release of claims against the Company and our affiliates.

Scott Durbin

On January 23, 2013, Viveve, Inc. entered into an employment agreement with Scott Durbin, the terms of which we have assumed. Pursuant to the agreement, Mr. Durbin serves as our Chief Financial Officer on an at-will basis. Mr. Durbin currently receives a base salary of $336,000, which is subject to periodic review and adjustment. Mr. Durbin is also eligible for an annual performance bonus targeted at 40% of his base salary and to participate in the employee benefit plans generally available to employees, subject to the terms of those plans.

Pursuant to the terms of the employment agreement, if Mr. Durbin’s employment is terminated by us without cause (as defined in his employment agreement), Mr. Durbin terminates his employment with us for good reason (as defined in his employment agreement) or Mr. Durbin’s employment is terminated due to his death or disability, Mr. Durbin will be entitled to receive: (i) base salary continuation for 10 months following termination and (ii) continued payment of the employer portion of his monthly health insurance premium until the earlier of 10 months following the date of termination, the expiration of his continuation coverage under COBRA or the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment. Receipt of the severance payments and benefits described above is conditioned upon Mr. Durbin returning all Company property, resigning as a member of the board of directors and the boards of directors of any of our subsidiaries and entering into an effective release of claims against the Company and our affiliates.

James Atkinson

On January 30, 2015, Viveve, Inc. entered into an employment agreement with James Atkinson, the terms of which we have assumed. Pursuant to the agreement, Mr. Atkinson serves as our Chief Business Officer and President on an at-will basis. Mr. Atkinson currently receives a base salary of $343,000, which is subject to periodic review and adjustment. Mr. Atkinson is also eligible for an annual performance bonus targeted at 40% of his base salary and to participate in the employee benefit plans generally available to employees, subject to the terms of those plans.

Pursuant to the terms of the employment agreement, if Mr. Atkinson’s employment is terminated by us without cause (as defined in his employment agreement), Mr. Atkinson terminates his employment with us for good reason (as defined in his employment agreement) or Mr. Atkinson’s employment is terminated due to his death or disability, Mr. Atkinson will be entitled to receive: (i) base salary continuation for six months following termination and (ii) continued payment of the employer portion of his monthly health insurance premium until the earlier of six months following the date of termination, the expiration of his continuation coverage under COBRA or the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment. Receipt of the severance payments and benefits described above is conditioned upon Mr. Atkinson returning all Company property, resigning as a member of the board of directors and the boards of directors of any of our subsidiaries and entering into an effective release of claims against the Company and our affiliates.

Employee Benefits

Our executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees, including the 401(k) plan. The Company has not made any contributions to the 401(k) plan to date.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of June 15, 2017 regarding the beneficial ownership of our common stock by the following persons:

●	each person or entity who, to our knowledge, owns more than 5% of our common stock;

●	our executive officers named in the Summary Compensation Table above;

●	each director; and

●	all of our executive officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power over the securities reported and that person’s address is c/o Viveve Medical, Inc., 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado 80112. Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of June 15, 2017 are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding the options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)

Named Executive Officers and Directors

Patricia Scheller	299,438	(2)	1.5%
Scott Durbin	136,200	(3)	*
James Atkinson	1,045,473	(4)	5.4%
Daniel Janney	1,400,041	(5)(12)	7.2%
Jon Plexico	3,860,761	(6)(11)	19.9%
Arlene Morris	9,869	(7)	*
Lori Bush	9,296	(8)	*
Debora Jorn	9,982	(9)	*
Jim Robbins	45,643	(10)	*
All named executive officers and directors as a group (9 persons)	6,816,703		35.1%

Owners of More than 5% of Our Common Stock

Stonepine Capital, L.P. 919 NW Bond Street, Suite 208 Bend, Oregon 97701	3,849,711	(11)	19.8%
Alta Bioequities, L.P. One Embarcadero Center, Suite 3700 San Francisco, California 94111	1,407,205	(12)	7.2%

 *Less than 1%

(1) Based on 19,400,633 shares of common stock issued and outstanding as of June 15, 2017.

(2) Included in this amount are (i) 45,164 shares of common stock and (ii) warrants and options to purchase 254,274 shares of common stock exercisable within 60 days of June 15, 2017.

(3) Included in this amount are (i) 6,568 shares of common stock and (ii) warrants and options to purchase 129,632 shares of common stock exercisable within 60 days of June 15, 2017.

(4) Included in this amount are (i) 621,237 shares of common stock owned of record by Charles Schwab & Co. Inc. for the benefit of James Gregory Atkinson IRA Contributory Account #3027-4954, of which James Atkinson is the sole beneficiary, (ii) 285,599 shares of common stock owned of record by the Atkinson Family Revocable Trust Dated 08/26/2013, of which Mr. Atkinson is co-trustee, (iii) 3,825 shares of common stock owned of record by Mr. Atkinson as custodian for the account of a minor child, (iv) 11,525 shares of common stock owned of record by Mr. Atkinson, and (v) warrants and options to purchase 123,287 shares of common stock that are exercisable within 60 days of June 15, 2017.

(5) Included in this amount are (i) 1,387,396 shares of common stock and (ii) options to purchase 12,645 shares of common stock exercisable within 60 days of June 15, 2017.

(6) Included in this amount are (i) 3,853,374 shares of common stock and (ii) options to purchase 7,387 shares of common stock exercisable within 60 days of June 15, 2017.

(7) Included in this amount are (i) 2,482 shares of common stock and (ii) options to purchase 7,387 shares of common stock exercisable within 60 days of June 15, 2017.

(8) Included in this amount are (i) 1,909 shares of common stock and (ii) options to purchase 7,387 shares of common stock exercisable within 60 days of June 15, 2017.

(9) Included in this amount are (i) 2,595 shares of common stock and (ii) options to purchase 7,387 shares of common stock within 60 days of June 15, 2017.

(10) Included in this amount are (i) 14,696 shares of common stock and (ii) options to purchase 30,947 shares of common stock exercisable within 60 days of June 15, 2017.

(11) Based on information disclosed in a Form 13D/A filed with the Securities and Exchange Commission on May 19, 2017 on behalf of Stonepipe Capital, L.P.. Includes 3,849,711 shares of common stock owned of record by Stonepine Capital, L.P. Stonepine Capital Management, LLC is the general partner of Stonepine Capital, L.P. Jon M. Plexico and Timothy P. Lynch are the Managing Members of Stonepine Capital Management, LLC and have shared voting and investment power over the shares beneficially owned by Stonepine Capital, L.P.

(12) Based on information disclosed in a Form 13D/A filed with the Securities and Exchange Commission on March 24, 2017. Includes 1,381,955 shares of common stock directly beneficially owned by Alta Bioequities, L.P. Includes a 10-year warrant to purchase 25,250 shares of common stock. Alta BioEquities Management, LLC is the general partner of Alta BioEquities, L.P. Daniel Janney, one of our directors, is the Managing Director of Alta BioEquities Management, LLC and has voting and investment power over the shares beneficially owned by Alta BioEquities, L.P.

Compliance with Section 16 of the Exchange Act

We believe that, during the year ended December 31, 2016, our directors, executive officers and beneficial owners of more than 10% of the Company’s common stock complied with all Section 16(a) filing requirements, except that one Form 4 filed on behalf of Patricia Scheller, one Form 4 filed on behalf of James Atkinson, one Form 4 filed on behalf of Jim Robbins, one Form 4 filed on behalf of Debora Jorn, one Form 4 filed on behalf of Lori Bush and one Form 4 filed on behalf of Arlene Morris were inadvertently filed late due to administrative error. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the written representations of its directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Board of Directors reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party. Other than as described below, no transaction requiring disclosure under applicable federal securities laws occurred from January 1, 2015 through the date of this proxy statement that was submitted to the Board of Directors for approval as a “related party” transaction.

Related Party Transactions

Securities and Exchange Commission regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

For the period from January 1, 2015, through the date of this proxy statement (the “Reporting Period”), described below are certain transactions or series of transactions between us and certain related persons.

Employment and Consulting Agreements

Refer to the discussion under the heading “Employment Agreements, Severance and Change-in Control Arrangements” beginning on page 26 of this proxy statement, which is incorporated herein by reference.

Agreement for Consulting Services

On November 11, 2014, Viveve, Inc. entered into an Independent Contractor Agreement for Rendering Consulting Services with James Atkinson (the “Consulting Agreement”), which provided that Mr. Atkinson shall provide certain consulting services related to product distribution and international sales in exchange for (i) $30,000 per month to be paid in cash, 5-year warrants to purchase the Company’s common stock at an exercise price of $0.53 per share, or a combination thereof, to be determined by the board of directors, (ii) reimbursement of any costs and expenses incurred by Mr. Atkinson for travel in connection with the performance of his services under the Consulting Agreement and (iii) compensation at a rate of 35% of the total annual cash compensation for each zone director hired by the Company as a result of a direct introduction by Mr. Atkinson, to be paid solely in equity securities of the Company. The Consulting Agreement was terminated effective as of February 3, 2015. On February 4, 2015, the Company entered into an offer letter with James Atkinson in connection with his appointment as Chief Business Officer and President of Viveve, Inc. For information on the offer letter, see the discussion under the heading “Executive Compensation and Related Information” beginning on page 24 of this proxy statement, which is incorporated herein by reference.

Private Placement

On November 24, 2015, the Company completed a private offering pursuant to which it issued 8,573,385 shares of common stock, no par value, at a per share purchase price of $0.70 for gross proceeds of approximately $6,000,000 (the “Private Placement”) to 12 accredited investors pursuant to the terms of a Securities Purchase Agreement, by and among the Company and the purchasers, dated as of November 20, 2015 (the “Securities Purchase Agreement”). Purchasers in the offering included Stonepine Capital, L.P., Alta BioEquities L.P., an affiliate of director Dan Janney, Patricia Scheller, the Company’s Chief Executive Officer, and James Atkinson, the Company’s Chief Business Officer and President.

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the purchasers, dated as of November 20, 2015, pursuant to which the Company agreed to register the shares on a registration statement to be filed with the Securities and Exchange Commission within 60 days after the closing of the offering and to use its commercially reasonable efforts to cause the registration statement to be declared effective within 90 days after the filing date. If the Company (i) failed to file the registration statement by the filing date, (ii) did not obtain effectiveness of the registration statement within 90 days after the filing date or (iii) allows certain lapses in effectiveness, the Company is obligated to pay to the purchasers liquidated damages equal to 1.5% of the original subscription amount paid by the purchasers upon the occurrence of the event and for every seven days after the occurrence of an event until cured. The Company filed the registration statement within 60 days after the closing of the Private Placement and the registration statement was declared effective by the SEC within 90 days after the filing date.

Report of the Audit Committee

The Audit Committee of the Board has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2016 with management;

●

discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Public Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, “Communication with Audit Committees,” including a discussion with management and the independent public accountants about the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates, judgments and the transparency of disclosures in the Company’s consolidated financial statements; and

●

received the written disclosures and letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with BPM LLP matters relating to its independence. The Audit Committee concluded that BPM LLP is independent from the Company and management.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the consolidated financial statements audited by BPM LLP for the fiscal year ended December 31, 2016 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee of the Board

Daniel Janney

Jon Plexico

Arlene Morris

Proposal 1 – Election Of Directors

Nominees for Election

The following individuals, all of whom are currently serving on our Board of Directors, are nominated for election this year (listed in alphabetical order):

●	Lori Bush

●	Daniel Janney

●	Debora Jorn

●	Jon Plexico

●	Arlene Morris

●	Patricia Scheller

If a quorum is present at the Annual Meeting, then nominees will be elected by a plurality of the votes cast on the resolution. There is no cumulative voting in the election of directors. A properly executed proxy or voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be counted as a vote cast with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

If elected, each of these individuals will serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as our Board of Directors may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

The Board unanimously approved a resolution proposing that the Company adopt an amendment to the Company’s Certificate of Incorporation that classifies the Board into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term (the “Classified Board Amendment”).  The classification of the Board and the adoption of the Classified Board Amendment is conditioned on obtaining stockholder approval as discussed herein under Proposal 5(vi).

Subject to the approval of the Classified Board Amendment, the terms of office of the Class I, Class II and Class III directors will expire in 2018, 2019 and 2020, respectively.

The relevant experiences, qualifications, attributes or skills of each nominee that led our Board of Directors to recommend the above persons as the nominees for director are described in the section entitled “Executive Officers, Directors, and Corporate Governance.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” the election of each of the nominated directors.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed BPM LLP (“BPM”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2017. BPM has served as our independent registered public accounting firm since 2014.

Effective September 23, 2014, McGladrey LLP (“McGladrey”) resigned from the Company as its independent registered public accounting firm as a result of the merger with PLC Acquisition Corporation, which the Board accepted.

Neither the report of McGladrey for the years ended December 31, 2012 and 2013 (the “Audited Years”), nor subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements in its Annual Report on Form 10-K for the Audited Years contained a going concern qualification. The Company had no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to McGladrey’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our financial statements.

There were no disagreements or other “reportable events” as that term is described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K, occurring within the Audited Years and the subsequent interim periods through the date of dismissal.

On September 23, 2014, following stockholder approval at an annual meeting in connection with the merger with PLC Systems Acquisition Corporation, the Company engaged BPM as its independent registered public accounting firm. During the fiscal year ended December 31, 2013 and the interim periods preceding the engagement, the Company did not consult BPM regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Stockholder ratification of the selection of BPM as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of BPM as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2017. In making its recommendation to the Board that stockholders ratify the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2017, the Audit Committee considered whether BPM’s provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee pre-approved the audit fees, audit-related fees, tax fees and all other fees described below in accordance with our pre-approval policy and believes such fees are compatible with the independence of BPM.

The following table sets forth fees billed and to be billed to us by our independent registered public accounting firm for the years ended December 31, 2016 and 2015 for (i) services rendered for the audit of our annual consolidated financial statements and the review of our quarterly condensed consolidated financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

	Year Ended December 31,
	2016	2015
Audit fees	$304,000	$190,000
Audit-related fees	0	0
Tax fees	12,000	13,000
All other fees	0	0
Total fees	$316,000	$203,000

Audit Fees: Represents fees for professional services provided for the audit of our annual consolidated financial statements, review of our condensed consolidated financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

Audit-Related Fees: Represents the fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

The audit committee of the Board approves all auditing services and the terms thereof and non-audit services (other than non-audit services published under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Pubic Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

Tax Fees: Represents professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees: Our independent registered public accounting firm was not paid any other fees for professional services during the fiscal years ended December 31, 2016 and 2015.

Pre-approval Policies and Procedures

The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The Audit Committee is required to periodically notify the Board of their approvals. The required pre-approval policies and procedures were complied with during 2016.

 BPM LLP Representatives at Annual Meeting

We expect that representatives of BPM will be physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Proposal 3 – NON-BINDING ADVISORY PROPOSAL REGARDING EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, set forth in Item 11 of Part III of our Annual Report on Form 10-K for the year ended December 31, 2016. We believe that it is appropriate to seek the views of our stockholders on the design and effectiveness of the Company’s executive compensation program. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in Item 11of Part III our Annual Report on Form 10-K for the year ended December 31, 2016

Our executive compensation policy is intended to further our interests, as well as those of our stockholders, by encouraging growth of our business through securing, retaining and motivating executives of a high caliber who possess the skills necessary for our development and growth.

Our Board of Directors encourages our stockholders to approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.

As an advisory vote, this proposal is not binding upon the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions expressed by stockholders in their vote on this proposal and intend to take the outcome of the vote into account when considering future compensation decisions for our named executive officers.

Vote Required and Recommendation

This vote is advisory and not binding on the Company, the Board or the Compensation Committee. The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required to approve the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” the approval of the non-binding advisory proposal regarding executive compensation.

PROPOSAL 4 - NON-BINDING, ADVISORY PROPOSAL REGARDING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking the input of our stockholders on the frequency with which the Company will hold future non-binding, advisory votes on the compensation of our named executive officers. In voting on this Proposal 5, stockholders may indicate their preference as to whether future advisory votes on the compensation of our named executive officers should occur (a) once every one year, (b) once every two years or (c) once every three years.

It is the opinion of the Board that the frequency of future non-binding, advisory stockholder votes on the compensation of our named executive officers should be once every year. The Board views the way we compensate our named executive officers as an essential part of our strategy to maximize our performance and deliver enhanced value to our stockholders. Our Board believes that a vote every year will permit the Company to focus on developing compensation practices that are in the best long-term interests of our stockholders, while simultaneously giving stockholders the time frame they need to fully evaluate the design and effectiveness of those practices.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, three years, or abstain when voting in response to the advisory resolution set forth below:

RESOLVED, that the Company hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution.

This vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, our Board and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering the frequency of holding future advisory votes on the compensation of our named executive officers.

Vote Required and Recommendation

This vote is advisory and not binding on the Company, the Board or the Compensation Committee. The vote frequency option receiving the plurality of votes from the outstanding shares that are present or represented and voting at the Annual Meeting will be the option deemed approved by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “for” the option of every “One YEAR” for the frequency of future advisory vote on executive compensation.

PROPOSALS 5(I)-(VIII) – APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS

Proposal 5(i)-(viii) relate to the amendment and restatement of our Certificate of Incorporation (as amended, the “Restated Certificate”) and Bylaws (as amended, our “Restated Bylaws”). There are a number of provisions in both our current Certificate of Incorporation (our “Certificate of Incorporation”) and current Bylaws (our “Bylaws”) that should be updated as part of our periodic review of our key governance mechanisms to assist in assuring fair and equitable treatment for all of our stockholders that are not reflected in our Certificate of Incorporation and Bylaws. Although the Bylaws may be amended by the Board of Directors without stockholder approval, since a number of the proposed changes to the Bylaws are consistent with the proposed amendments to the Certificate of Incorporation, the Company is seeking stockholder approval to amend the Bylaws as well as the Certificate of Incorporation. Further, the Board determined it was in the best interests of the Company and its stockholders to have the stockholders ratify the Restated Bylaws.

Each of the proposed amendments discussed below are being voted on separately by the stockholders of the Company. If the stockholders approve some, but not all, of the proposals discussed below, the Certificate of Incorporation and Bylaws will only be amended and restated to reflect the amendments approved by the stockholders.

The Board has considered each of the changes discussed below and has approved the Restated Certificate and Restated Bylaws which incorporate all of these changes. The form of the proposed Restated Certificate is attached to this proxy statement as Appendix A and the form of the proposed Restated Bylaws is attached to this proxy statement as Appendix B.

Proposal 5(i) – Amendment to the Certificate of Incorporation to Authorize the Board of Directors Exclusively to fill any Vacancies Occurring in the Board.

The Certificate of Incorporation and Bylaws provide that directors may only be elected by a vote of holders of a majority of the stock entitled to vote. Delaware General Corporation Law (“DGCL”) permits a corporate board of directors to fill any vacant positions created on the board until the next stockholder meeting called for the purpose of electing directors. We believe it is in the best interest of the Company to allow the Board to fill vacancies promptly and, in the event that Proposal 5(vi) is approved, for such newly appointed director to serve the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified, as contemplated under the DGCL. For this reason, we recommend that the Certificate of Incorporation be amended to permit the Board to fill any vacancies that may occur; provided that any persons appointed to fill such vacancies will only hold office for the remainder of the full term for the class of directors in which the new directorship was created or the vacancy occurred and until their successors are elected and qualified. If this Proposal is adopted, a corresponding change to our Bylaws will be made.

This Proposal should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Restated Certificate attached to this Proxy Statement as Appendix A.

Reasons for the Proposal

In order to provide the board of directors with the maximum flexibility, and as permitted under DGCL, the Board of Directors is proposing Proposal 5(i) to allow the Board of Directors of the Company to fill any vacancies occurring on the Board. This will allow the Board of Directors to promptly respond to vacancies on the Board and fill them with qualified candidates while avoiding having director seats remain vacant until a stockholder meeting can be convened. In addition, assuming Proposal 5(v) is adopted, in the event the Company in the future engages in a merger, acquisition, reorganization of similar transaction with another company, this will provide the Company the maximum flexibility increase the size of the Board and fill vacancies by offering board seats to the other company to promote continuity and unity of the combined company. Although, adoption of Proposal 5(i) will remove stockholders' right to vote on Board vacancies, the stockholders will continue to vote on the Company’s directors on an annual basis in compliance with the classified Board structure (in the event that Proposal 5(vi) is adopted).

Although Proposal 5(i) is not intended an anti-takeover provision, coupled with other provisions of our Restated Certificate, Proposal 5(i) could have an anti-takeover effect. These provisions, collectively, could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt.

Vote Required and Recommendation

The approval of the amendment to authorize the board of directors to fill any vacancies occurring in the Board requires the affirmative vote of a majority of the shares of the common stock outstanding and entitled to vote for such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO FILL VACANCIES OCCURRING ON THE BOARD.

Proposal 5(ii) – Amendment to Our Certificate of Incorporation and Bylaws to Eliminate the Ability of Stockholders to Act by Written Consent

Our Board believes that it is in the best interests of the Company and our stockholders to amend our Certificate of Incorporation and Bylaws to eliminate the ability of stockholders to act by written consent. Upon consultation with our management, and our outside legal and financial advisors, our Board unanimously approved, and unanimously recommends for stockholder approval, this Proposal, which would eliminate the ability of stockholders to act by written consent.

Although our Certificate of Incorporation is silent on this right, our Bylaws provide that any action required or permitted by law to be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Bylaws also specify delivery, timing and notice requirements for such consent. If approved, our Restated Certificate would make clear that stockholder action by written consent is prohibited.

This Proposal should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Restated Certificate attached to this Proxy Statement as Appendix A and the text of the proposed Restated Bylaws attached to this Proxy Statement as Appendix B.

Reasons for the Proposal

Our Board is committed to ensuring effective corporate governance policies and practices, which ensure that we are governed with high standards of ethics, integrity and accountability and in the best interest of our stockholders. Our Board, in its continuing review of corporate governance matters, has determined that removing our stockholders’ ability to act by written consent will best serve the purposes of the Company and the interests of our stockholders.

In accordance with our commitment to further stockholder enfranchisement, we are seeking to eliminate the ability of stockholders to act by written consent. Accordingly, all stockholders would be entitled to receive notice of any action requiring a vote of stockholders and be afforded the opportunity to have their views taken into account and vote on that action at a duly convened meeting. Our Board believes that the amendment is desirable because it preserves the opportunity for a greater number of stockholders to be heard before any stockholder action is taken. In addition, the amendment would make it difficult for a person who acquires a majority of the outstanding common stock of the Company to approve a merger or sale of the Company or take other action normally requiring a vote of stockholders without providing notice to all stockholders. Finally, our Board believes that the elimination of stockholder action by written consent would promote open negotiations concerning any proposed acquisition of the Company.

In light of the foregoing, our Board believes that amending the provisions of our Certificate of Incorporation and Bylaws to prohibit stockholder action by written consent is a prudent corporate governance measure to prevent a small number of stockholders from prematurely causing stockholder consideration of a proposal over the opposition of our Board by unilaterally soliciting the consent of stockholders for such a proposal before all of our stockholders have the full benefit of the knowledge, advice and participation of our management and Board.

Prohibition of stockholder power to act by written consent may deter certain acquisitions of our stock and may delay, deter or impede stockholder action not approved by our Board. Such actions may include stockholder attempts to obtain control of our Board, unsolicited tender offers or other efforts to acquire control of the Company.

Our Certificate of Incorporation and Bylaws currently include certain other provisions that may have an anti-takeover effect, including our Board’s right to issue preferred stock without obtaining additional approval of our stockholders. In addition, certain other proposals under this Proposal 5 may be deemed to have an anti-takeover effect. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

In deciding to recommend the elimination of our stockholders’ power to act by written consent, our Board considered the arguments against elimination of this power, in particular that elimination of the stockholders’ ability to act by written consent may hinder stockholders’ ability to affect company matters and may have the anti-takeover effect discussed above. After giving careful consideration, our Board determined that the benefits of discouraging hostile bidders and dissident stockholders seeking to further their own special interests from conducting potentially expensive and disruptive consent solicitations outweigh these disadvantages.

Vote Required and Recommendation

The approval of the amendment to prevent stockholders from acting by written consent requires the affirmative vote of a majority of the shares of the common stock outstanding and entitled to vote for such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION AND BYLAWS TO REMOVE THE ABILITY OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT.

Proposal 5(iii) - Amendment to Our Certificate of Incorporation and Bylaws to Eliminate the Ability of the Stockholders to Call Special Meetings

Our Board believes that it is in the best interests of the Company and our stockholders to amend our Certificate of Incorporation and Bylaws to eliminate the ability of stockholders to call special meetings. Upon consultation with our management, our outside legal and financial advisors, our Board unanimously approved, and unanimously recommends for stockholder approval, this Proposal, which would eliminate the ability of stockholders to call special meetings.

Although our Certificate of Incorporation is silent on this right, Section 2 of Article I of our current Bylaws provides that a special meeting of stockholders may be called by the Chief Executive Officer, if one is elected, or, if there is no Chief Executive Officer, a President, or by the Board of Directors, or by any stockholder of the Corporation holding 25% or more in voting power of the outstanding shares of stock entitled to vote at such meeting. If approved, our Restated Certificate would make clear that special meetings may only be called by the Board.

This Proposal should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Restated Certificate attached to this Proxy Statement as Appendix A and the text of the proposed Restated Bylaws attached to this Proxy Statement as Appendix B.

Reasons for the Proposal

Our Board is committed to ensuring effective corporate governance policies and practices, which ensure that we are governed with high standards of ethics, integrity and accountability and in the best interest of our stockholders. Our Board, in its continuing review of corporate governance matters, has determined that eliminating our stockholders’ power to call special meetings of the stockholders will best serve the purposes of the Company and the interests of our stockholders.

In accordance with our commitment to further stockholder enfranchisement, we are seeking to eliminate the ability of stockholders to call a special meeting. Special meetings are extraordinary events for public companies, can be disruptive, costly and inconsistent with the best interests of all stockholders. Special meetings can cause us to incur substantial expenses in connection with preparing and providing stockholders with proxy materials and can cause significant disruptions to the Company’s normal business operations by requiring significant attention from our management team, diverting their focus from overseeing and operating our business in the best interest of all stockholders. For every special meeting called, we must provide each stockholder with a notice of meeting and proxy materials at significant legal, printing and mailing expenses, as well as incur the other costs normally associated with holding a stockholder meeting. Given that special meetings of stockholders would result in such expenses and disruptions to our business operations, and therefore may not be in the best interests of our stockholders as a whole, our Board believes it is in our stockholders’ best interests if special meetings are only called in the discretion of the Board to consider extraordinary events, when fiduciary, strategic or similar considerations dictate that the matter be addressed on an expedited basis.

Elimination of our stockholders’ power to call a special meeting provides anti-takeover protection for us. A common tactic of bidders attempting a takeover is to initiate a proxy contest by calling a special meeting. By eliminating our stockholders’ right to call a special meeting, expensive proxy contests cannot occur other than in connection with our normally scheduled annual meeting. Our board of directors can still call a special meeting of our stockholders when issues arise that require a stockholder meeting.

Elimination of our stockholders’ power to call a special meeting may deter certain acquisitions of our stock and may delay, deter or impede stockholder action not approved by our Board. Such actions may include stockholder attempts to obtain control of our Board, unsolicited tender offers or other efforts to acquire control of the Company.

Our Certificate of Incorporation and Bylaws currently include certain other provisions that may have an anti-takeover effect, including our Board’s right to issue preferred stock without obtaining additional approval of our stockholders. In addition, certain other proposals under this Proposal 5 may be deemed to have an anti-takeover effect. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

In deciding to recommend the elimination of our stockholders’ power to call a special meeting, our Board considered the arguments against elimination of this power, in particular that elimination of our stockholders’ power to call a special meeting may hinder stockholders’ ability to affect company matters and may have the anti-takeover effect discussed above. After giving careful consideration, our Board determined that the benefits of eliminating stockholders’ power to call special meetings outweighed any detriment of such provisions.

Vote Required and Recommendation

The approval of the amendment to eliminate the ability of stockholders to call special meetings requires the affirmative vote of a majority of the shares of the common stock outstanding and entitled to vote for such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION AND BYLAWS TO ELIMINATE THE ABILITY OF STOCKHOLDERS TO CALL SPECIAL MEETINGS.

Proposal 5(iv) - Amendment our Bylaws to Require Advance Notice for Stockholder Nominations of Directors and Proposals for Matters to be Raised at Stockholder Meetings

Our Board believes that it is in the best interests of the Company and our stockholders to amend Bylaws to require advance notice for stockholder nomination of directors and proposals for matters they intend to raise at stockholder meetings. Upon consultation with our management, and our outside legal and financial advisors, our Board unanimously approved, and unanimously recommends for stockholder approval, this Proposal 5(iv) to require such advance notice.

The proposed Restated Bylaws also establish procedures for the Company’s stockholders to provide the Company with advance notice of nominations of directors and proposals for matters they intend to bring up at a stockholder meeting. Any stockholder wishing to nominate a candidate for election as a director or make a proposal for new business at a stockholder meeting must submit written notice not less than 90 or more than 120 days prior to the one-year anniversary of the preceding year’s Annual Meeting; provided that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, such notice by the stockholder must be received by the Company not later than the later of (a) the 90th day prior to the scheduled date of such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

This Proposal should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Restated Bylaws attached to this Proxy Statement as Appendix B.

Reasons for the Proposal

This advance notice requirement is intended to give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required to approve the amendment to the Bylaws to require advance notice for stockholder nominations of directors and proposals for matters to be raised at stockholder meetings.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR BYLAWS TO require advance notice for stockholder nominations of directors and proposals for matters to be raised at stockholder meetings.

Proposal 5(v) - Amendment to Our Certificate of Incorporation and Bylaws to Grant the Board Exclusive Authority to Change the Size of the Board

The Board of Directors is proposing for approval by the stockholders an amendment our current Bylaws to eliminate range of the number of directors from three to twenty directors and a corresponding amendment to our Certificate of Incorporation to grant the Board of Directors discretion to determine the exact number members of the Board as the Board shall from time to time fix by resolution. Upon consultation with our management, our outside legal and financial advisors, our Board unanimously approved, and unanimously recommends for stockholder approval, this Proposal, which would grant the Board the exclusive authority to change the number of directors of the Board.

This Proposal should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Restated Certificate attached to this Proxy Statement as Appendix A and the text of the proposed Restated Bylaws attached to this Proxy Statement as Appendix B.

Reasons for the Proposal

Currently, the number of directors consists of six members. In order to provide the board of directors with the maximum flexibility, and as permitted under the DGCL, the Board of Directors is proposing Proposal 5(v) to allow that the number of directors of the Company shall be set by the Board of Directors by resolution. This will allow the Board of Directors to add other qualified members as may arise from time to time. In addition, in the event the Company in the future engages in a merger, acquisition, reorganization of similar transaction with another company, this will provide the Company the maximum flexibility to offer board seats to the other company to promote continuity and unity of the combined company. Adoption of Proposal 5(v) will remove stockholders' right to set the number or range of number directors for the Company which may become costly if the Company’s board of directors becomes large in size. However, the Company stockholders will continue to vote on the Company’s directors on an annual basis, and if Proposal 5(vi) is adopted, in compliance with the classified Board structure.

Although Proposal 5(v) is not intended an anti-takeover provision, coupled with other provisions, Proposal 5(v) could have an anti-takeover effect. Our Certificate of Incorporation and Bylaws currently include certain other provisions that may have an anti-takeover effect, including our Board’s right to issue preferred stock without obtaining additional approval of our stockholders. In addition, certain other proposals under this Proposal 5 may be deemed to have an anti-takeover effect. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

Vote Required and Recommendation

The approval of the amendment to grant the Board exclusive authority to change the size of the board requires the affirmative vote of a majority of the shares of the common stock outstanding and entitled to vote for such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION AND BYLAWS TO GRANT THE BOARD EXCLUSIVE AUTHORITY TO CHANGE THE SIZE OF THE BOARD.

Proposal 5(vi) – Amendment to Our Certificate of Incorporation to Implement a Classified Board of Directors

Our Board believes that it is in the best interests of the Company and our stockholders to amend our Certificate of Incorporation in order to implement a classified Board of Directors. Upon consultation with our management, our outside legal and financial advisors, our Board unanimously approved, and unanimously recommends for stockholder approval, this Proposal, which would implement a classified Board of Directors.

This Proposal should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Restated Certificate attached to this Proxy Statement as Appendix A.

At present, our Board of Directors consists of a single class of six directors. Currently, all of our directors are elected at each Annual Meeting of Stockholders, unless a vacancy exists during the year and a director is elected or appointed to fill such vacancy (in which case the director would serve until the next Annual Meeting of Stockholders). If approved, the Proposal 5(vi) would classify the Board of Directors into three separate classes, with each class consisting, as nearly as possible, of one-third of the total number of directors, and with one class being elected each year at the Annual Meeting of Stockholders to serve a staggered three-year term. However, for the initial terms immediately following the division of the Board of Directors into three classes, directors would be assigned terms of one, two or three years, as described below.

If this Proposal 5(vi) is approved, our Board of Directors has initially designated, if elected at the Annual Meeting, (i) Mr. Janney and Ms. Bush as Class I directors to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal, (ii) Mr. Plexico and Ms. Jorn as Class II directors to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal and (iii) Ms. Morris and Ms. Scheller as Class III directors to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed between the three classes so that, as nearly as possible, each class will consist of one-third of the total number directors.

To preserve the classified Board of Directors structure, our proposed Restated Certificate would provide that a director elected or appointed outside of an Annual Meeting of Stockholders to fill a vacancy would hold office until the next election of the class for which such director has been chosen and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Delaware law provides that, if a corporation has a classified board, unless the corporation’s certificate of incorporation specifically provides otherwise, the directors may only be removed by the stockholders for cause. The Restated Certificate would provide that directors may not be removed without cause. Therefore, if this Proposal 5(vi) is approved, stockholders would be able to remove directors of the Company for cause, but not in other circumstances. Presently, all of the directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority of the voting power of the Company.

Reasons for the Proposal

The classified Board of Directors to be established by the proposed Restated Certificate is designed to assure continuity and stability in the Board of Directors’ leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with us and, therefore, will be familiar with our business and operations. We have not experienced continuity problems in the past and our Board of Directors wishes to ensure that the Board of Directors’ past continuity will continue. The Board of Directors also believes that a classified Board of Directors encourages independence from management and will assist in protecting the interests of the Company’s stockholders in the event of an unsolicited offer for the Company by encouraging any potential acquirer to negotiate directly with the Board of Directors.

Unless a director is removed or resigns, three annual meeting director elections would be needed to replace all of the directors on the classified Board of Directors. The proposed Restated Certificate may, therefore, discourage an individual or entity from acquiring a significant position in the Company’s stock with the intention of obtaining immediate control of the Board of Directors. If this Proposal 5(vi) is approved, these provisions will be applicable to each future annual meeting election of directors, including the elections following any change of control of the Company.

We are not aware of any present or threatened third-party plans to gain control of the Company, and the proposed Restated Certificate is not being recommended in response to any such plan or threat. Rather, the Board of Directors is recommending the proposed Restated Certificate as part of its periodic review of our key governance mechanisms and to assist in assuring fair and equitable treatment for all of our stockholders in hostile takeover situations. The Board of Directors has no present intention of soliciting a stockholder vote on any other proposals relating to a possible takeover of the Company.

The proposed Restated Certificate may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the voting power of the Company’s outstanding common stock. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Thus, the proposed Restated Certificate could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, the proposed Restated Certificate will make it more difficult for stockholders to change the majority composition of the Board of Directors, even if the stockholders believe such a change would be desirable. Because of the additional time required to change the control of the Board of Directors, the proposed Restated Certificate could be viewed as tending to perpetuate present management.

Although this Proposal 5(vi) could make it more difficult for a hostile bidder to acquire control over the Company, the Board of Directors believes that by forcing potential bidders to negotiate with the Board of Directors for a change of control transaction, the Board of Directors will be better able to maximize stockholder value in any change of control transaction.

Our Certificate of Incorporation and Bylaws currently include certain other provisions that may have an anti-takeover effect, including our Board’s right to issue preferred stock without obtaining additional approval of our stockholders. In addition, certain other proposals under this Proposal 5 may be deemed to have an anti-takeover effect.

Vote Required and Recommendation

The approval of the amendment to implement a classified Board requires the affirmative vote of a majority of the shares of the common stock outstanding and entitled to vote for such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO IMPLEMENT A CLASSIFIED BOARD.

Proposal 5(vii) – Amendment Our Certificate of Incorporation to Implement Supermajority Voting for Amendments to Our Bylaws Adopted by Our Stockholders

Our Board has determined that it is advisable and in the best interest of our stockholders to adopt an amendment to our Certificate of Incorporation that provides for supermajority voting in connection with bylaw amendments adopted by our stockholders. Upon consultation with our management, our outside legal and financial advisors, our Board unanimously approved, and unanimously recommends for stockholder approval, this Proposal, which would implement a supermajority voting threshold for amendments to our bylaws adopted by our stockholders.

The DGCL permits a corporation to specify in its certificate of incorporation or bylaws voting requirements for actions to be taken by its stockholders (subject to exceptions for certain actions specified in the DGCL). Our Certificate of Incorporation does not specify the voting requirements for amending our Bylaws. Therefore, under the DGCL, our stockholders have the ability, among other things, to adopt, repeal or amend our bylaws with the affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote at a duly called meeting, or by the written consent of the holders of a majority of our outstanding shares of common stock.

With respect to amendment of repeal of bylaws of the Company that are not recommended by the Board for approval by the stockholders, our Board has determined that it is advisable to require the affirmative vote of at least seventy five percent (75%) of the voting power of all then outstanding shares of capital stock entitled to vote to amend or repeal bylaws of the Company (except to the extent that our Board will continue to have the power to amend, repeal or modify our bylaws without stockholder approval). If this Proposal is adopted, a corresponding change to our Bylaws will be made.

This Proposal should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Restated Certificate attached to this Proxy Statement as Appendix A.

Reasons for the Proposal

Supermajority vote requirements are designed to provide protection for all stockholders by protecting them against self-interested action by one or a few large stockholders, and to encourage a person seeking control of a company to negotiate with its board of directors to reach terms that are fair and provide the best results for all stockholders. The Board has determined that it is appropriate to adopt supermajority voting requirements at this time with respect to bylaw amendments (except to the extent that our Board will continue to have the power to amend, repeal or modify our bylaws without stockholder approval). In reaching these determinations, the Board was cognizant of the substantial beneficial ownership of our common stock by members of our Board. The supermajority vote requirements ensure that minority stockholders have a voice in determining certain core features of the Company’s corporate governance and major business combinations. Supermajority voting requirements could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company when a majority of our shareholders believe doing so is in their best interest. The Board has not proposed the supermajority voting requirements described above with the intention of discouraging tender offers or takeover attempts.

Our Certificate of Incorporation and Bylaws currently include certain other provisions that may have an anti-takeover effect, including our Board’s right to issue preferred stock without obtaining additional approval of our stockholders. In addition, certain other proposals under this Proposal 5 may be deemed to have an anti-takeover effect. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

Vote Required and Recommendation

The approval of the amendment to our Certificate of Incorporation to implement supermajority voting for amendments to our bylaws adopted by our stockholders requires the affirmative vote of a majority of the shares of the common stock outstanding and entitled to vote for such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO Implement Supermajority Voting for Amendments to Our Bylaws Adopted by Our Stockholders.

Proposal 5(viii) – Amendment to Our Certificate of Incorporation to Implement Supermajority Voting to Amend Certain Certificate of Incorporation Provisions

Our Board has determined that it is advisable and in the best interest of our stockholders to adopt an amendment to our Certificate of Incorporation that provides for supermajority voting in connection with future amendments to certain provisions of our Certificate of Incorporation. Upon consultation with our management, our outside legal and financial advisors, our Board unanimously approved, and unanimously recommends for stockholder approval, this Proposal, which would implement a supermajority voting threshold for amendments to our certain provisions of our certificate of incorporation.

The DGCL permits a corporation to specify in its certificate of incorporation voting requirements for actions to be taken by its stockholders (subject to exceptions for certain actions specified in the DGCL). Our Certificate of Incorporation does not specify the voting requirements for amending our certificate of incorporation. Therefore, under the DGCL, our stockholders have the ability, among other things, to amend any provision of our Certificate of Incorporation with the affirmative vote or written consent of the holders of a majority of our outstanding shares of common stock. Our Board has determined that it is advisable to require the affirmative vote of at least seventy five percent (75%) of the voting power of all then outstanding shares of capital stock entitled to vote for shareholders to amend or repeal provisions inconsistent with, provisions in the Restated Certificate relating to:

●	the size and classified structure of the Board, director removal requirements and the ability to fill vacancies on the Board;
●	the prohibition against stockholder action by written consent;
●	supermajority voting requirements for charter and bylaw amendments; and
●	indemnification of directors and officers.

This Proposal should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Restated Certificate attached to this Proxy Statement as Appendix A.

Reasons for the Proposal

Supermajority vote requirements are designed to provide protection for all stockholders by protecting them against self-interested action by one or a few large stockholders, and to encourage a person seeking control of a company to negotiate with its board of directors to reach terms that are fair and provide the best results for all stockholders. The Board has determined that it is appropriate to adopt supermajority voting requirements at this time with respect to the provisions of our certificate of incorporation described above. In reaching these determinations, the Board was cognizant of the substantial beneficial ownership of our common stock by members of our Board. The supermajority vote requirements ensure that minority stockholders have a voice in determining certain core features of the Company’s corporate structure and governance and major business combinations as well as the long-term continuity of our Board. Supermajority voting requirements could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company, and may have the effect of insulating the Board from action to remove directors when a majority of our shareholders believe doing so is in their best interest. The Board has not proposed the supermajority voting requirements described above with the intention of discouraging tender offers or takeover attempts.

Our Certificate of Incorporation and Bylaws currently include certain other provisions that may have an anti-takeover effect, including our Board’s right to issue preferred stock without obtaining additional approval of our stockholders. In addition, certain other proposals under this Proposal 5 may be deemed to have an anti-takeover effect. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

Vote Required and Recommendation

The approval of the amendment implement a supermajority voting requirement to amend certain Certificate of Incorporation provisions requires the affirmative vote of a majority of the shares of the common stock outstanding and entitled to vote for such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO implement a supermajority voting requirement to amend certain Certificate of Incorporation provisions.

Proposal 5(ix) – Amendment to our Bylaws to Provide for a Forum for Adjudication of Disputes

The Board is proposing, for approval by the stockholders an amendment to our Bylaws to provide for the Delaware courts as forum for the adjudication of disputes. Upon consultation with our management, our outside legal and financial advisors, our Board unanimously approved, and unanimously recommends for stockholder approval, this Proposal, which would provide for the Delaware courts as forum for the adjudication of disputes.

If this Proposal is approved by our stockholders, our Bylaws would be amended to provide that, unless the Company consented in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, certificate of incorporation or bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine under Delaware law, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

This Proposal should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Restated Bylaws attached to this Proxy Statement as Appendix B.

Reasons for the Proposal

This Proposal is intended to assist the Company in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. The ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues, the application of a relatively known body of case law and level of expertise, and should promote efficiency and costs-savings in the resolution of such claims. The Board believes that the Delaware courts are best suited to address disputes involving such matters given that the Company is incorporated in Delaware and that the Delaware courts have a reputation for expertise in corporate law matters. The Board also believes that the Delaware courts have more experience and expertise in dealing with complex corporate issues than many other jurisdictions. For these reasons, the Board believes that providing for Delaware as the exclusive forum for the types of disputes listed above is in the best interests of the Company and its stockholders. At the same time, the Board believes that the Company should retain the ability to consent to an alternative forum on a case-by-case basis where the Company determines that its interest and those of its stockholders are best served by permitting such a dispute to proceed in a forum other than Delaware Chancery Court. It cannot be assured that all state courts will determine such a provision to be enforceable or will be willing to force the transfer of such proceedings to the Delaware courts.

We are aware that some may take the view that they will not support an exclusive forum clause such as our proposed amendment, unless the Company can show it already has suffered material harm as a result of multiple stockholder suits filed in different jurisdictions regarding the same matter. The Board believes this position fails to adequately take into account the prevalence of such litigation generally and the recent increase in stockholder litigation over proxy statement disclosures that threaten to delay or prevent a stockholder meeting at significant cost to the Company. These cases have typically been filed in a state, or in multiple states by multiple lawyers, including the Company’s domicile, thus requiring a court, or courts, less familiar with the laws of the domicile to interpret and apply those laws, and to do so under a very tight timeframe. While the Company has not yet suffered such harm, we wish to act to prevent it.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required to approve the amendment to the Bylaws to provide for an exclusive forum for adjudication of disputes.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO amend to the Bylaws to provide for an exclusive forum for adjudication of disputes.

PROPOSAL 6 – APPROVAL OF THE 2017 EMPLOYEE STOCK PURCHASE PLAN

On May 10, 2017, the Board adopted, subject to the approval of our stockholders, the Viveve Medical, Inc. 2017 Employee Stock Purchase Plan (the “ESPP”). We believe that the adoption of the ESPP will benefit us by providing employees with an opportunity to acquire shares of our common stock and will enable us to attract, retain and motivate valued employees.

Based solely on the closing price of our common stock reported on the NASDAQ Capital Market on July       , 2017, the maximum aggregate market value of the 400,000 shares of common stock that could potentially be issued under the ESPP is $                  .

Summary of the Material Provisions of the ESPP

The following description of certain provisions of the ESPP is intended to be a summary only. The summary is qualified in its entirety by the full text of the ESPP, a copy of which is attached hereto as Appendix C. It is our intention that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Code.

Shares Subject to the Plan. An aggregate of 400,000 shares will be reserved and available for issuance under the ESPP. If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the ESPP will be appropriately adjusted.

Plan Administration. The ESPP will be administered by the Compensation Committee, which will have full authority to make, administer and interpret such rules and regulations regarding the ESPP as it deems advisable.

Eligibility. Any employee of the Company or its U.S. subsidiaries is eligible to participate in the ESPP so long as the employee is employed for more than 20 hours a week and has completed at least six months of employment on the first day of the applicable offering period. No person who owns or holds, or as a result of participation in the ESPP would own or hold, common stock or options to purchase common stock, that together equal to 5% or more of total outstanding common stock is entitled to participate in the ESPP. No employee may exercise an option granted under the ESPP that permits the employee to purchase common stock of the Company having a value of more than $25,000 (determined using the fair market value of the stock at the time such option is granted) in any calendar year.

Participation; Payroll Deductions. Participation in the ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage of base pay to the ESPP. Employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 15% of base pay. There are currently approximately 54 employees who will be eligible to participate in the ESPP. Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive offering periods, as described below, until such time as that employee withdraws from the ESPP, becomes ineligible to participate in the ESPP, or his or her employment ceases.

Offering Periods. Unless otherwise determined by the Compensation Committee, each offering of common stock under the ESPP will be for a period of three months, which we refer to as an “offering period.” The first offering period under the ESPP will begin on October 1, 2017 and end on December 31, 2017. Subsequent offerings under the ESPP will generally begin on the first business day occurring on or after each January 1st, April 1st, July 1st and October 1st and will end on the last business day occurring on or before the following March 31st, June 30th, September 30th and December 31st, respectively. Shares are purchased on the last business day of each offering period, with that day being referred to as an “exercise date.” The Compensation Committee may establish different offering periods or exercise dates under the ESPP.

Exercise Price. On the first day of an offering period, employees participating in that offering period will receive an option to purchase shares of our common stock. On the exercise date of each offering period, the employee is deemed to have exercised the option, at the exercise price, to the extent of accumulated payroll deductions. The option exercise price is equal to the lesser of (i) 85% the fair market value per share of our common stock on the first day of the offering period or (ii) 85% of the fair market value per share of our common stock on the exercise date. The maximum number of shares of common stock that may be issued to any employee under the ESPP in any offering period is 2,000 or such other lesser number of shares as determined by our Compensation Committee from time to time.

Subject to certain limitations, the number of shares of our common stock a participant purchases in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the option exercise price. In general, if an employee is no longer a participant on an exercise date, the employee’s option will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.

Terms of Participation. Except as may be permitted by the Compensation Committee in advance of an offering, a participant may not increase or decrease the amount of his or her payroll deductions during any offering period but may increase or decrease his or her payroll deduction with respect to the next offering period by filing a new enrollment form within the period beginning on the first day of the month before the first day of such offering period and ending on the 14th day of the month before the first day of such offering period. A participant may withdraw from an offering period at any time without affecting his or her eligibility to participate in future offering periods. If a participant withdraws from an offering period, that participant may not again participate in the same offering period, but may enroll in subsequent offering periods. An employee’s withdrawal will be effective as of the business day following the employee’s delivery of written notice of withdrawal under the ESPP.

Term; Amendments and Termination. The ESPP will continue until terminated by our Board. Our Board may, in its discretion, at any time, terminate or amend the ESPP. Upon termination of the ESPP, all amounts in the accounts of participating employees will be refunded.

New Plan Benefits

Since participation in the ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the amended and restated ESPP in the future are not determinable.

Summary of Federal Income Tax Consequences

The following is only a summary of the effect of the United States income tax laws and regulations upon an employee and us with respect to an employee’s participation in the ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

A participant in the ESPP recognizes no taxable income either as a result of participation in the ESPP or upon exercise of an option to purchase shares of our common stock under the terms of the ESPP.

If a participant disposes of shares purchased upon exercise of an option granted under the ESPP within two years from the first day of the applicable offering period or within one year from the exercise date, which we refer to as a “disqualifying disposition,” the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.

If the participant disposes of shares purchased upon exercise of an option granted under the ESPP at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will realize ordinary income in the year of disposition equal to the lesser of (1) 15% of the fair market value of the common stock on the first day of the offering period in which the shares were purchased and (2) the excess of the amount actually received for the common stock over the amount paid. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

We are generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, we are not allowed a deduction.

Vote Required and Recommendation

 The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” the approval of the 2017 Employee Stock Purchase Plan.

PROPOSAL 7 – APPROVAL TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARDS UNDER THE VIVEVE MEDICAL, INC. 2013 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED AND TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE AS INCENTIVE STOCK OPTIONS UNDER THE VIVEVE MEDICAL, INC. 2013 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED

The Viveve Medical, Inc. 2013 Stock Option and Incentive Plan (the “Original Plan”) was originally adopted by the Board on April 22, 2013 and approved by the stockholders on June 6, 2013, as amended by the First Amendment to the Original Plan adopted by the Board on April 28, 2014 and approved by the stockholders on September 18, 2014, as amended by the Second Amendment to the Original Plan adopted by the Board on June 4, 2015 and approved by the stockholders on July 22, 2015, as amended by the Third Amendment to the Original Plan adopted by the Board on July 12, 2016 and approved by the stockholders on August 22, 2016 (collectively, the “2013 Plan”).

The Board believes that stock-based incentives are essential to attract and retain the services of individuals who are likely to make significant contributions to our success, to encourage ownership of our common stock by employees and directors, and to promote our success by providing both rewards for exceptional performance and long-term incentives for future contributions to the Company.

 On June 16, 2017, the Board approved an amendment to the 2013 Plan, subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the 2013 Plan by 1,476,791 shares to 4,000,000 shares of common stock. This amendment was designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to our officers, employees, non-employee directors and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee.

As of June 15, 2017, there were stock options to acquire 2,214,197 shares of common stock outstanding under the Company’s equity compensation plans with a weighted average exercise price of $6.10 and weighted average remaining term of 8.82 years. In addition, as of June 15, 2017, there were 6,250 unvested full-value awards outstanding under the Company’s equity compensation plans. Other than the foregoing, no other awards under the Company’s equity compensation plans were outstanding as of June 15, 2017.

The 2013 Plan currently authorizes the issuance of up to 2,523,209 shares of common stock, taking into account the annual increase to the 2013 Plan on January 1, 2017 under the terms of the 2013 Plan (or approximately 13.0% of outstanding shares at June 15, 2017). As of June 15, 2017, 2,306,724 of those shares have been issued or are subject to outstanding awards, leaving only 216,485 shares available for future awards. The Board does not believe that the number of shares available for issuance under the 2013 Plan is sufficient in light of our compensation strategy and objectives. Accordingly, the Board is proposing to increase the number of shares available under the 2013 Plan by 1,476,791 shares, from 2,523,209 to 4,000,000, increasing the percentage ratio of the amount of shares available under the 2013 Plan to approximately 16.6% of outstanding shares as of June 15, 2017, on a fully diluted basis.

On June 15, 2017, the closing price of the Company’s common stock was $7.60.

The Board recommends that stockholders approve the amendment of the 2013 Plan, a copy of which is attached hereto as Appendix D (the “Amendment”), in order to allow the Company to continue to offer stock options and alternative equity awards to employees, directors and consultants as part of its overall compensation package. Set forth below is a description of the 2013 Plan. Our stockholders should read carefully the Amendment and the entire 2013 Plan, which is attached as Appendix E to this proxy statement, before voting on this proposal.

Our Compensation Committee determined the size of reserved pool under the 2013 Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable.

Material Features of the 2013 Plan

The following is a summary of the material features of the 2013 Plan and its operation. The summary is qualified in its entirety by reference to the 2013 Plan, as amended, as set forth in Appendix E.

General

The purpose of the 2013 Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants and prospective employees) of the Company upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company in order to more closely identify their interests with those of our stockholders and to strengthen their desire to remain with the Company. This is done through the grant of stock options (both incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock awards, deferred stock awards and unrestricted stock awards as well as other types of awards, performance units, and performance shares, as the Administrator (as defined below) may determine.

 Authorized Shares

 Subject to the adjustment provisions contained in the 2013 Plan, stockholders are being asked to approve an increase to the number of shares of the Company’s common stock reserved for issuance under the 2013 Plan (the “Initial Limit”) to 4,000,000 shares.

Adjustments to Shares Subject to the 2013 Plan

The Initial Limit will automatically increase annually, on the first day of each January during the term, by an amount equal to the lesser of (i) the number of shares that will increase the Initial Limit by 4% of the total number of shares of common stock outstanding (on a fully diluted basis) or (ii) an amount determined by the Board (the “Annual Increase”).

The number of shares of the Company’s common stock reserved for issuance under the 2013 Plan will be adjusted in the event of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock.

Administration

The Board has delegated administration of the 2013 Plan to the Board’s Compensation Committee (the “Administrator”). The Administrator may further delegate administration of the Plan to the Chief Executive Officer with respect to the granting of Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code.

Subject to the terms of the 2013 Plan, the Administrator has the sole discretion to select the individuals who will receive awards, to determine the type of award to be granted and the terms and conditions of such awards, including the number of Issuable Shares that will be covered by an award, to accelerate vesting of an award, to determine and modify from time to time the terms and conditions of an award, including restrictions, not inconsistent with the terms of the Plan, to extend the time period during which options can be exercised and at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the 2013 Plan and for its own acts and proceedings as it deems advisable, to interpret the terms and provisions of the 2013 Plan and any award (including related written instruments), to make all determinations it deems advisable for the administration of the 2013 Plan, to decide all disputes arising in connection with the 2013 Plan and to otherwise supervise the administration of the 2013 Plan.

Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed a grant date fair value equal to $1,000,000 of shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than a grant date fair value equivalent of $1,000,000 of shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $1,000,000 for any performance cycle.

Eligibility; Plan Limits

Awards may be granted to full or part-time officers and other employees, non-employee directors and key persons (including consultants and prospective employees) of the Company, as selected from time to time by the Administrator in its sole discretion. As of June 15, 2017, approximately 58 individuals would have been eligible to participate in the 2013 Plan had it been effective on such date, which includes 3 executive officers, 55 employees who are not executive officers, 5 non-employee directors and 2 consultants. There are certain limits on the number of awards that may be granted under the 2017 Plan. For example, no more than a grant date fair value equivalent of $1,000,000 of shares of common stock may be granted in the form of stock options or stock appreciation rights to any one individual during any one calendar year period. The maximum performance-based award payable to any grantee in a performance cycle is a grant date fair value equivalent of $1,000,000 of shares of common stock or $1,000,000 for cash-based awards. These limits are intended to comply with Section 162(m) of the Code. In addition, the maximum number of shares of common stock may be granted in the form of incentive stock options may not exceed the Initial Limit cumulatively increased on January 1, 2017 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 1,000,000 shares of Stock.

Stock Options

The 2013 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2013 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NASDAQ Capital Market on the date immediately preceding the grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2013 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights

The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock

The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

Unrestricted Stock Awards

The Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2013 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights

The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards

The Compensation Committee may grant cash bonuses under the 2013 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Transferability of Awards

Unless determined otherwise by the Administrator, awards granted under the 2013 Plan generally are not transferable other than by will or by the laws of descent or distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Corporate Events

In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of common stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the common stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), the Plan and all outstanding awards shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of the awards by the successor entity, or the substitution of the awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event of such termination, all options and stock appreciation rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular awards in the relevant award documentation, and each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding options and stock appreciation rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event.

Termination or Amendment

The Board may, at any time, amend or discontinue the 2013 Plan and the Administrator may, at any time, amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding award without the holder’s consent. Except as otherwise provided in the 2013 Plan, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding stock options or stock appreciation rights or effect repricing through cancellation and re-grants or by exchanging a stock option or stock appreciation right for any other award. Plan amendments will be subject to approval by the stockholders entitled to vote at a meeting of stockholders.

Effective Date of the 2013 Plan

The 2013 Plan was approved by our Board on April 22, 2013. Awards of incentive options may be granted under the 2013 Plan until the tenth anniversary of April 22, 2013. No other awards may be granted under the 2013 Plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under the 2013 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2013 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2013 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2016: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options			Stock Awards
Name and Position	Average Exercise Price ($)		Number of Awards (#)	Dollar Value ($)(1)		Number of Awards (#)
Patricia Scheller, Director and Chief Executive Officer	5.22		150,000	45,708		7,325
Scott Durbin, Chief Financial Officer	5.22		50,000	0		0
James Atkinson, Chief Business Officer and President	5.22		77,250	71,916		11,525

All current executive officers, as a group	5.22	(2)	277,250	117,624	(3)	18,850
All current directors who are not executive officers, as a group	6.03	(2)	125,215	85,999	(3)	12,542
All current employees who are not executive officers, as a group	6.38	(2)	572,376	123,845	(3)	19,847
(1)

The valuation of stock awards is based on the market price of the Company’s common stock on the grant date. See Note 9 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2016.

(2)	Represents the weighted-average exercise price for the group.
(3)	Represents the aggregate grant date fair value for the group.

Federal Income Tax Consequences of the Plan

The federal income tax consequences of grants under the 2013 Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to certain transactions under the 2013 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to recipients of stock options. It does not describe all federal tax consequences under the 2013 Plan, nor does it describe state or local tax consequences.

If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

If an employee exercises a non-qualified stock option, ordinary income will be recognized on the date of exercise equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price and we will be entitled to a tax deduction in that amount. If the employee disposes of the shares acquired upon exercise of a non-qualified stock option, the employee will recognize long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

The Company generally will be entitled to a tax deduction in connection with an award under the 2013 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2013 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2013 Plan is structured to allow certain awards to qualify as performance-based compensation.

We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The Administrator may permit a grantee to satisfy our withholding obligation with respect to grants paid in shares of our common stock by having shares withheld, at the time the grants become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO STOCK OPTION AWARDS UNDER THE 2013 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Equity Compensation and Plan Information

The following table provides information as of December 31, 2016 regarding shares of common stock that may be issued under the Company’s 2005 Stock Option and Incentive Plan, 2006 Stock Option and Incentive Plan, and the 2013 Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (2005 Plan)	1,892	$116.29	0
Equity compensation plans approved by security holders (2013 Plan)	1,869,494	$5.99	10,236
Equity compensation plans not approved by security holders (2006 Plan)	38,378	$10.49	0
Total	1,909,764		10,236

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required to approve the amendment to the 2013 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” an amendment to the 2013 Plan, increasing the number of shares of common stock available under the 2013 Plan from 2,523,209 shares to a total of 4,000,000 shares, EACH SUBJECT TO ADJUSTMENT UNDER THE PLAN, AND INCREASING THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE AS INCENTIVE STOCK OPTIONS UNDER THE 2013 PLAN.

PROPOSAL 8 – ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES TO APPROVE ANY OF THE PROPOSALS REFERENCED ABOVE

If at the Annual Meeting the number of shares of capital stock present or represented and voting in favor of any of the preceding Proposals is insufficient to approve such Proposal, management may move to adjourn, postpone or continue the Annual Meeting in order to enable the Board to continue to solicit additional proxies in favor of such Proposal. In this adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the stockholders approve this adjournment Proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any Proposal. Among other things, approval of this adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any Proposal have been received, we could adjourn, postpone or continue the Annual Meeting without a vote such Proposal, and seek to convince the holders of those shares to change their votes to votes in favor such Proposal.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock represented in person or by proxy at the Annual Meeting is required to approve this adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” the approval of the Adjournment Proposal.

Requirements For Advance Notification of Stockholder Proposals

Stockholder proposals or stockholder nominations for election of directors submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2018 Annual Meeting of stockholders must be received by us no later than March 9, 2018, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this proxy statement, and must comply with the requirements of the proxy rules promulgated by the SEC. Stockholder proposals and stockholder nominations for election of directors should be addressed to our Corporate Secretary at 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado 80112.

Recommendations or nominations from stockholders which are received after the deadline likely will not be considered timely for consideration by the Committee for next year’s Annual Meeting.

Other Matters

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented.  If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, of if no recommendation is given, in their own discretion.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2016 is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting. The Annual Report includes the consolidated financial statements, and management’s discussion and analysis of financial condition and results of operations. The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this proxy statement, we will send a copy to you if you address your written request to, or call, Jim Robbins, Vice President of Finance and Administration of Viveve Medical, Inc., 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado 80112, telephone number (720) 696-8100.

Copies of the documents referred to above that appear on our website are also available, without charge, upon request by any stockholder addressed to our Vice President of Finance, Viveve Medical, Inc., 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado 80112.

APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VIVEVE MEDICAL, INC.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VIVEVE MEDICAL, INC.

Viveve Medical, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.     The name of the Corporation is Viveve Medical, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 10, 2016 (the “Original Certificate”).

2.     This Amended and Restated Certificate of Incorporation (the “Certificate”) amends, restates and integrates the provisions of the Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on May 10, 2016 (the “Amended and Restated Certificate”), and was duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

3.     The text of the Amended and Restated Certificate is hereby amended and restated in its entirety to provide as herein set forth in full.

ARTICLE I

The name of the Corporation is Viveve Medical, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is Eighty-Five Million (85,000,000), of which (i) Seventy-Five Million (75,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

A.  COMMON STOCK

Subject to all the rights, powers and preferences of the Undesignated Preferred Stock and except as provided by law or in this Certificate (or in any certificate of designations of any series of Undesignated Preferred Stock):

(a)     the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Undesignated Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Undesignated Preferred Stock if the holders of such affected series of Undesignated Preferred Stock are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Undesignated Preferred Stock) or pursuant to the DGCL;

(b)     dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof; and

(c)     upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

B.  UNDESIGNATED PREFERRED STOCK

The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide by resolution or resolutions for, out of the unissued shares of Undesignated Preferred Stock, the issuance of the shares of Undesignated Preferred Stock in one or more series of such stock, and by filing a certificate of designations pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof.

ARTICLE V

STOCKHOLDER ACTION

1.     Action without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.

2.     Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VI

DIRECTORS

1.     General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2.     Election of Directors. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide.

3.     Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The Directors, other than those who may be elected by the holders of any series of Undesignated Preferred Stock, shall be classified, with respect to the term for which they severally hold office, into three classes. The initial Class I Directors of the Corporation shall be Daniel Janney and Lori Bush; the initial Class II Directors of the Corporation shall be Jon Plexico and Debora Jorn; and the initial Class III Directors of the Corporation shall be Arlene Morris and Patricia Scheller. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2018, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2019, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 202. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable to such series.

4.     Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors, when the number of Directors is increased or decreased, the Board of Directors shall, subject to Article VI.3 hereof, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

5.     Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such series have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of Directors. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

ARTICLE VII

LIMITATION OF LIABILITY

A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a Director at the time of such amendment, repeal or modification.

ARTICLE VIII

AMENDMENT OF BY-LAWS

1.     Amendment by Directors. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

2.     Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least 75% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that the affirmative vote of not less than 75% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of not less than 75% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article V, Article VI, Article VII, Article VIII or Article IX of this Certificate.

[End of Text]

THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION is executed as of this ____ day of __________, ____.

Viveve Medical, Inc.

By: /s/ Patricia Scheller

Name: Patricia Scheller

Title: Chief Executive Officer

APPENDIX B

AMENDED AND RESTATED

BY-LAWS

OF

VIVEVE MEDICAL, INC.

AMENDED AND RESTATED

BY-LAWS

OF

VIVEVE MEDICAL, INC.

(the “Corporation”)

ARTICLE I

Stockholders

SECTION 1.     Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the Board of Directors, which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen (13) months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

SECTION 2.     Notice of Stockholder Business and Nominations.

(a)          Annual Meetings of Stockholders.

(1)        Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be brought before an Annual Meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this By-law as to such nomination or business. For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a stockholder to bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and such stockholder must comply with the notice and other procedures set forth in Article I, Section 2(a)(2) and (3) of this By-law to bring such nominations or business properly before an Annual Meeting. In addition to the other requirements set forth in this By-law, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Delaware law.

(2)        For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (ii) of Article I, Section 2(a)(1) of this By-law, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this By-law and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this By-law. To be timely, a stockholder’s written notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth:

(A)     as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(B)     as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of each Proposing Person (as defined below);

(C)     (i) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any) and (ii) as to each Proposing Person, the following information: (a) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (x) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person, (y) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares and (z) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (d) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (e) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (a) through (e) are referred to, collectively, as “Material Ownership Interests”) and (iii) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;

(D)     (i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and

(E)     a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (such statement, the “Solicitation Statement”).

For purposes of this Article I of these By-laws, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made. For purposes of this Section 2 of Article I of these By-laws, the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.

(3)     A stockholder providing Timely Notice of nominations or business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to this By-law shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to such Annual Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the Annual Meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the Annual Meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).

(4)     Notwithstanding anything in the second sentence of Article I, Section 2(a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with the second sentence of Article I, Section 2(a)(2), a stockholder’s notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)          General.

(1)     Only such persons who are nominated in accordance with the provisions of this By-law shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this By-law or in accordance with Rule 14a-8 under the Exchange Act. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this By-law. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this By-law, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this By-law. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this By-law, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

(2)     Except as otherwise required by law, nothing in this Article I, Section 2 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director or any other matter of business submitted by a stockholder.

(3)     Notwithstanding the foregoing provisions of this Article I, Section 2, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article I, Section 2, to be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer at the meeting of stockholders.

(4)     For purposes of this By-law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(5)     Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of (i) stockholders to have proposals included in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor rule), as applicable, under the Exchange Act and, to the extent required by such rule, have such proposals considered and voted on at an Annual Meeting or (ii) the holders of any series of Undesignated Preferred Stock to elect directors under specified circumstances.

SECTION 3.     Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these By-laws, in which case such special meeting in lieu thereof shall be deemed an Annual Meeting for purposes of these By-laws and the provisions of Article I, Section 2 of these By-laws shall govern such special meeting.

SECTION 4.     Notice of Meetings; Adjournments.

(a)     A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law (“DGCL”).

(b)     Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

(c)     Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

(d)     The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under this Article I of these By-laws.

(e)     When any meeting is convened, the presiding officer may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (iii) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Certificate”) or these By-laws, is entitled to such notice.

SECTION 5.     Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 6.     Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation as of the record date, unless otherwise provided by law or by the Certificate. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by Section 212(c) of the DGCL. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.

SECTION 7.     Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Certificate or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

SECTION 8.     Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten (10) days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.

SECTION 9.     Presiding Officer. The Chairman of the Board shall preside over all Annual Meetings or special meetings of stockholders. If there is no Chairman of the Board or the Chairman of the Board is unable to so preside or is absent, then the Vice Chairman of the Board, if one is elected, shall preside over such meetings. If there is no Vice Chairman, then the Chief Executive Officer, if one is elected, shall preside over such meetings. The Board of Directors shall have the authority to appoint a temporary presiding officer to serve at any meeting of the stockholders if the Chairman of the Board, the Vice Chairman of the Board or the Chief Executive Officer is unable to do so for any reason. The presiding officer at any Annual Meeting or special meeting of stockholders shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 4 and 5 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

SECTION 10.     Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

ARTICLE II

Directors

SECTION 1.     Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

SECTION 2.     Number and Terms. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Certificate.

SECTION 3.     Qualification. No director need be a stockholder of the Corporation.

SECTION 4.     Vacancies. Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate.

SECTION 5.     Removal. Directors may be removed from office only in the manner provided in the Certificate.

SECTION 6.     Resignation. A director may resign at any time by giving written notice to the Chairman of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 7.     Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

SECTION 8.     Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9.     Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least forty-eight (48) hours in advance of the meeting. Such notice shall be deemed to be delivered when hand-delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communications. A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

SECTION 10.     Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

SECTION 11.     Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Certificate or by these By-laws.

SECTION 12.     Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

SECTION 13.     Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

SECTION 14.     Presiding Director. The Board of Directors shall designate a representative to preside over all meetings of the Board of Directors, provided that if the Board of Directors does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairman of the Board, if one is elected, shall preside over all meetings of the Board of Directors. If both the designated presiding director, if one is so designated, and the Chairman of the Board, if one is elected, are unable to preside or are absent, the Board of Directors shall designate an alternate representative to preside over a meeting of the Board of Directors.

SECTION 15.     Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect one or more committees, including, without limitation, a Compensation Committee, a Nominating & Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors.

SECTION 16.     Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III

Officers

SECTION 1.     Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairman and Vice Chairman of the Board of Directors, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

SECTION 2.     Election. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

SECTION 3.     Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.

SECTION 4.     Tenure. Except as otherwise provided by the Certificate or by these By-laws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5.     Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 6.     Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.

SECTION 7.     Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 8.     Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 9.     President. The President shall, subject to the direction of the Board of Directors, have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 10.     Chairman of the Board. The Chairman of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 11.     Vice Chairman of the Board. The Vice Chairman of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 12.     Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 13.     Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 14.     Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 15.     Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board of Directors) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 16.     Other Powers and Duties. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

ARTICLE IV

Capital Stock

SECTION 1.     Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. Notwithstanding anything to the contrary provided in these Bylaws, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these Bylaws the Board of Directors has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.

SECTION 2.     Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Corporation by submitting to the Corporation or its transfer agent such evidence of transfer and following such other procedures as the Corporation or its transfer agent may require.

SECTION 3.     Record Holders. Except as may otherwise be required by law, by the Certificate or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

SECTION 4.     Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 5.     Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock of the Corporation, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

ARTICLE V

Indemnification

SECTION 1.     Definitions. For purposes of this Article:

(a)     “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, (iii) as a Non-Officer Employee of the Corporation, or (iv) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), a Director, Officer or Non-Officer Employee of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

(b)     “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

(c)      “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(d)     “Expenses” means all attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(e)     “Liabilities” means judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement;

(f)     “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

(g)     “Officer” means any person who serves or has served the Corporation as an officer of the Corporation appointed by the Board of Directors of the Corporation;

(h)     “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(i)     “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) fifty percent (50%) or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) fifty percent (50%) or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

SECTION 2.     Indemnification of Directors and Officers.

(a)         Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and to the extent authorized in this Section 2.

(1)     Actions, Suits and Proceedings Other than By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses and Liabilities that are incurred or paid by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein (other than an action by or in the right of the Corporation), which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(2)     Actions, Suits and Proceedings By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein by or in the right of the Corporation, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made under this Section 2(a)(2) in respect of any claim, issue or matter as to which such Director or Officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Corporation, unless, and only to the extent that, the Court of Chancery or another court in which such Proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such Director or Officer is fairly and reasonably entitled to indemnification for such Expenses that such court deems proper.

(3)     Survival of Rights. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives.

(4)     Actions by Directors or Officers. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding (including any parts of such Proceeding not initiated by such Director or Officer) was authorized in advance by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce such Officer’s or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.

SECTION 3.     Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses and Liabilities that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized in advance by the Board of Directors of the Corporation.

SECTION 4.     Determination. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

SECTION 5.     Advancement of Expenses to Directors Prior to Final Disposition.

(a)     The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within ten (10) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding (including any parts of such Proceeding not initiated by such Director) was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce such Director’s rights to indemnification or advancement of Expenses under these By-laws.

(b)     If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within ten (10) days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to an action brought by a Director for recovery of the unpaid amount of an advancement claim and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

(c)     In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 6.     Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(a)     The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer or any Non-Officer Employee in connection with any Proceeding in which such person is involved by reason of his or her Corporate Status as an Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer or Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

(b)     In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 7.     Contractual Nature of Rights.

(a)     The provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, in consideration of such person’s past or current and any future performance of services for the Corporation. Neither amendment, repeal or modification of any provision of this Article V nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article V shall eliminate or reduce any right conferred by this Article V in respect of any act or omission occurring, or any cause of action or claim that accrues or arises or any state of facts existing, at the time of or before such amendment, repeal, modification or adoption of an inconsistent provision (even in the case of a proceeding based on such a state of facts that is commenced after such time), and all rights to indemnification and advancement of Expenses granted herein or arising out of any act or omission shall vest at the time of the act or omission in question, regardless of when or if any proceeding with respect to such act or omission is commenced. The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article V shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributes of such person.

(b)     If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to an action brought by a Director or Officer for recovery of the unpaid amount of an indemnification claim and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

(c)     In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 8.     Non-Exclusivity of Rights. The rights to indemnification and to advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

SECTION 9.     Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

SECTION 10.     Other Indemnification. The Corporation’s obligation, if any, to indemnify or provide advancement of Expenses to any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise (the “Primary Indemnitor”). Any indemnification or advancement of Expenses under this Article V owed by the Corporation as a result of a person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall only be in excess of, and shall be secondary to, the indemnification or advancement of Expenses available from the applicable Primary Indemnitor(s) and any applicable insurance policies.

ARTICLE VI

Miscellaneous Provisions

SECTION 1.     Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

SECTION 2.     Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

SECTION 3.     Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or the executive committee of the Board may authorize.

SECTION 4.     Voting of Securities. Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of the Corporation, or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by the Corporation.

SECTION 5.     Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

SECTION 6.     Corporate Records. The original or attested copies of the Certificate, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at an office of its counsel, at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 7.     Certificate. All references in these By-laws to the Certificate shall be deemed to refer to the Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated and in effect from time to time.

SECTION 8.     Exclusive Jurisdiction of Delaware Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Certificate or By-laws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.

SECTION 9.     Amendment of By-laws.

(a)     Amendment by Directors. Except as provided otherwise by law, these By-laws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

(b)     Amendment by Stockholders. These By-laws may be amended or repealed at any Annual Meeting, or special meeting of stockholders called for such purpose in accordance with these By-Laws, by the affirmative vote of at least seventy-five percent (75%) of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Certificate, these By-laws, or other applicable law.

SECTION 10.     Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

SECTION 11.     Waivers. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.

Adopted ___________, ____ and effective as of ___________, ____.

APPENDIX C

VIVEVE MEDICAL, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

VIVEVE MEDICAL, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

The purpose of the Viveve Medical, Inc. Employee Stock Purchase Plan (“the Plan”) is to provide eligible employees of Viveve Medical, Inc. (the “Company”) and each Designated Subsidiary (as defined in Section 11) with opportunities to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). An aggregate of 400,000 shares of Common Stock have been approved and reserved for this purpose.

The Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the 423 Component shall be interpreted in accordance with that intent (although the Company makes no undertaking or representation to maintain such qualification). In addition, this Plan authorizes the grant of options under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

1.     Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; and (v) otherwise supervise the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

2.     Offerings. The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan (“Offerings”). Unless otherwise determined by the Administrator, the initial Offering will begin on October 1, 2017 and will end on December 31, 2017 (the “Initial Offering”). Thereafter, unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each January 1st, April 1st, July 1st and October 1st and will end on the last business day occurring on or before the following March 31st, June 30th, September 30th and December 31st, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed six months in duration or overlap any other Offering.

3.     Eligibility. All individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the “Offering Date”) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and have completed at least six months of employment. Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system are not considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.

4.     Participation.

(a)     An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to his or her appropriate payroll location during the period beginning on the first day of the month before the Offering Date and ending on the 14th day of the month before the Offering Date (or during such other period or by such other deadline as shall be established by the Administrator for the Offering).

(b)     The enrollment form will (a) state a whole percentage to be deducted from an eligible employee’s Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant’s deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided he or she remains eligible.

(c)     Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

5.     Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of one percent up to a maximum of 15 percent of such employee’s Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions.

6.     Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form during the period beginning on the first day of the month before the Offering Date and ending on the 14th day of the months before the Offering Date (or during such other period or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.

7.     Withdrawal. A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to his or her appropriate payroll location. The Participant’s withdrawal will be effective as of the next business day. Following a Participant’s withdrawal, the Company will promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.

8.     Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), at the Option Price hereinafter provided for, the lowest of (a) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price (as defined herein), (b) 2,000 shares; or (c) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be 85 percent of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock that the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option that permits him or her rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

9.     Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant’s account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly.

10.     Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their, nominee for such purpose.

11.     Definitions.

The term “Compensation” means the amount of base pay, prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders and may further designate such Subsidiaries as participating in the 423 Component or the Non-423 Component. The current list of Designated Subsidiaries is attached hereto as Appendix A.

The term “Fair Market Value of the Common Stock” on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

The term “Participant” means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 4.

The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.

12.     Rights on Termination of Employment. If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, to his or her designated beneficiary as if such Participant had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment for this purpose, if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

13.     Special Rules. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that if such rules are inconsistent with the requirements of Section 423(b) of the Code, such employees will participate in the Non-423 Component. Any special rules established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other Participants in the Plan.

14.     Optionees Not Stockholders. Neither the granting of an Option to a Participant nor the deductions from his or her pay shall constitute such Participant a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him or her.

15.     Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.

16.     Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

17.     Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, the payment of a dividend in Common Stock or any other change affecting the Common Stock, the number of shares approved for the Plan and the share limitation set forth in Section 8 shall be equitably or proportionately adjusted to give proper effect to such event.

18.     Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within 12 months of such Board action by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.

19.     Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

20.     Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

21.     Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

22.     Governing Law. This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

23.     Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

24.     Tax Withholding. Participation in the Plan is subject to any minimum required tax withholding on income of the Participant in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including shares issuable under the Plan.

25.     Notification Upon Sale of Shares. Each Participant agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased or within one year after the date such shares were purchased.

26.     Effective Date and Approval of Stockholders. The Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.

APPENDIX A

Designated Subsidiaries

Viveve, Inc.

APPENDIX D

AMENDMENT

TO THE AMENDED AND RESTATED

VIVEVE MEDICAL, INC.

2013 STOCK OPTION AND INCENTIVE PLAN

AMENDMENT

TO THE AMENDED AND RESTATED

VIVEVE MEDICAL, INC.

2013 STOCK OPTION AND INCENTIVE PLAN

WHEREAS, Viveve Medical, Inc. (the “Company”) maintains the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended (the “Plan”), which was previously adopted by the Board of Directors and the stockholders of the Company in 2013, amended in 2014 and 2015, and amended and restated in 2016;

WHEREAS, the Board of Directors of the Company believes that the number of shares of common stock of the Company (“Common Stock”) remaining available for issuance under the Plan has become insufficient for the Company’s anticipated future needs;

WHEREAS, Section 15 of the Plan provides that the Board of Directors of the Company may amend the Plan at any time, subject to certain conditions set forth therein; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Plan to (i) increase the aggregate number of shares of Common Stock available for issuance under the Plan from 2,253,209 shares to 4,000,000 shares, each subject to adjustment under the Plan, and (ii) specify the number of shares of Common Stock that may be issued in the form of Incentive Stock Options (as defined in the Plan).

NOW, THEREFORE:

1.     Amendment of Plan to Increase Shares. Section 3(a) of the Plan is hereby amended by deleting the first sentence thereto and replacing it with the following:

“Subject to adjustment as provided in Section 3(b) and Section 3(c), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,000,000 shares of Stock (the “Initial Limit).”

2.     Addition of Incentive Stock Option Limit.

a.	Section 3(a) of the Plan is hereby amended by deleting the fifth sentence thereto and replacing it with the following:

“Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than a grant date fair value equivalent of $1,000,000 of shares of Stock may be granted to any one individual grantee during any one calendar period, and the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on the first January 1 following the Effective Date and on each January 1 thereafter by the lesser of the Annual Increase (as defined in Section 3(b)) for such year or 1,000,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(c).”

b.	Section 3(b) of the Plan is hereby amended by adding the following to the end of the first sentence thereto:

“(the “Annual Increase”).”

4.     Effective Date of Amendment. This Amendment to the Plan shall become effective upon the date that it is adopted by the Board of Directors of the Company; provided, however, that this Amendment shall be subject to the approval of the Company’s stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of such effective date. No Stock Option granted under the Plan prior to such stockholder approval may be exercised to the extent that the number of shares of Common Stock then available for issuance under the Plan, without giving effect to this Amendment, shall be less than the number of shares of Common Stock proposed to be purchased pursuant to such exercise.

5.     Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.

IN WITNESS WHEREOF, this Amendment to the Plan has been adopted by the Board of Directors of the Company this ____ day of _________, 2017 and approved by the Company’s stockholders on _______________, 2017.

APPENDIX E

VIVEVE MEDICAL, INC.

AMENDED AND RESTATED

2013 STOCK OPTION AND INCENTIVE PLAN

VIVEVE MEDICAL, INC.

AMENDED AND RESTATED

2013 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Viveve Medical, Inc. Amended and Restated 2013 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Viveve Medical, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Compensation Committee of the Board or a similar committee performing the functions of the Compensation Committee and that is comprised of not less than two Non-Employee Directors who are independent.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means Awards granted pursuant to Section 8.

“Dividend Equivalent Right” means Awards granted pursuant to Section 12.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is traded on a national securities exchange the Fair Market Value of the Stock will equal the closing sales price as reported on the principal exchange or market for the Stock on such date. If there is no trading on such date, the determination shall be made by reference to the last date preceding such date for which there was trading.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award or Deferred Stock Award. Each such period shall not be less than three months.

“Restricted Stock Award” means Awards granted pursuant to Section 7.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means any Award granted pursuant to Section 6.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)	Committee. The Plan shall be administered by the Compensation Committee (the “Administrator”).

(b)	Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)	to select the individuals to whom Awards may from time to time be granted;

(ii)

to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number of shares of Stock to be covered by any Award;

(iv)

to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)	subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii)

at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards.  The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Indemnification.  Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s organizational documents or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)     Stock Issuable.  Subject to adjustment as provided in Section 3(b) and Section 3(c), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000 shares of Stock (the “Stock Issuable”). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan. In addition, upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan.

Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than a grant date fair value equivalent of $1,000,000 of shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Increases in the Stock Issuable.  Notwithstanding Section 3(a) above, commencing on the first January 1 following the Effective Date and on each January 1 thereafter during the term of the Plan, the number of shares of Stock which shall be made available for sale under the Plan shall be increased by that number of shares of Stock equal to the lesser of: (i) 4% of the Company’s outstanding shares of Stock (on a fully diluted basis) on the applicable January 1 and (ii) a lesser number of shares of Stock as determined by the Board.

(c) Changes in Stock.  Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator shall also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(d) Mergers and Other Transactions.  In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event of such termination, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, and each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(d), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(e) Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Stock Options Granted to Employees and Key Persons.  The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i) Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii) Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii) Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A)	In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B)

Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C)

By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an Internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(v) Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b) Non-transferability of Options.  No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Nature of Stock Appreciation Rights.  A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c) Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, provided that all Stock Appreciation Rights shall be exercisable during the grantee’s lifetime only by the grantee or the grantee’s legal representative.

(d) Stock Appreciation Rights Term.  The term of each Stock Appreciation Right shall be fixed by the Administrator, but no Stock Appreciation Right shall be exercisable more than ten years after the date the Stock Appreciation Right is granted.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards.  A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder.  Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8. DEFERRED STOCK AWARDS

(a) Nature of Deferred Stock Awards.  A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock. To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b) Election to Receive Deferred Stock Awards in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c) Rights as a Stockholder.  During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

(d) Restrictions.  A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

(e) Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Cash-Based Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(a) Performance Criteria.  The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (x) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (y) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (z) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) revenues, sales or market share; (vii) net income (loss) or earnings per share; (viii) computer support availability; (ix) expense margins or operating efficiency (including budgeted spending limits) or (x) project development milestones, any of which may relate to the Company or any Subsidiary, division, operating unit or business segment of the Company, or any combination of the foregoing, and may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group and, for financial measures, may be based on numbers calculated in accordance with U.S. generally accepted accounting principles or on an as adjusted basis.

(b) Grant of Performance-based Awards.  With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(c) Payment of Performance-based Awards.  Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable.  The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is a grant date fair value number of Shares (subject to adjustment as provided in Section 3(c) hereof) equal to $1,000,000 or $1,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 12. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights.  A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee only as a component of an Unrestricted Stock Award, a Restricted Stock Award or a Deferred Stock Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b) Interest Equivalents.  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c) Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of another Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13. TAX WITHHOLDING

(a) Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

(b) Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or by exchanging a Stock Option or Stock Appreciation Right for any other Award. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(d).

SECTION 16. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 18. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

(f) Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No Incentive Stock Option may be granted under the Plan after the 10-year anniversary of the most recent prior date on which the Plan was approved by the Board of Directors (provided that the Plan was approved by stockholders within 12 months of such date) and no other Award may be granted under the Plan after the 10-year anniversary of the most recent prior date on which the Plan was approved by stockholders.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E30994-P96105 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIVEVE MEDICAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Lori Bush
02) Daniel Janney
03) Debora Jorn
04) Arlene Morris
05) Jon Plexico
06) Patricia Scheller

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. Participate in an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
5. Approve the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company to	☐	☐	☐
5a. Authorize the Board of Directors exclusively to fill any vacancies occurring in the Board;	☐	☐	☐
5b. Eliminate the ability of stockholders to act by written consent;	☐	☐	☐
5c. Eliminate the ability of the stockholders to call special meetings;	☐	☐	☐
5d. Require advance notice for stockholder nominations of directors and proposals for matters to be raised at stockholder meetings;	☐	☐	☐
5e. Grant the Board of Directors exclusive authority to change the size of the Board of Directors;	☐	☐	☐
5f. Implement a classified Board of Directors;	☐	☐	☐
5g. Implement supermajority voting for amendments to our bylaws adopted by our stockholders;	☐	☐	☐
5h. Implement supermajority voting to amend certain certificate of incorporation provisions; and	☐	☐	☐
5i. Provide for a forum for adjudication of disputes.	☐	☐	☐
6. Approve the Viveve Medical, Inc. 2017 Employee Stock Purchase Plan;	☐	☐	☐
7. Approve an increase to the number of shares available for awards under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended, and an increase to the number of shares available for issuance as incentive stock options under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended; and	☐	☐	☐
8. Approve an adjournment of the Annual Meeting to a later date if necessary to solicit additional proxies to approve any of the proposals referenced above.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E30995-P96105

VIVEVE MEDICAL, INC.
Annual Meeting of Stockholders
August 15, 2017 8:00 a.m., local time
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Patricia Scheller and Scott Durbin, and each of them, as proxy holder, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VIVEVE MEDICAL, INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., local time on August 15, 2017, at 345 Inverness Drive South, Building B, Suite 250, Englewood, CO 80112, and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance of the recommendations of the Board of Directors.

Continued and to be signed on reverse side

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